   As filed with the Securities and Exchange Commission on April 16, 1998

                                                        Registration No. 2-86083

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.                     [   ]

                          Post-Effective Amendment No. 18                  [ X ]

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 15                          [ X ]

                          NYLIAC MFA SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000

                                  Carol Yee, Esq.
                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)

                                    Copy to:

Peter E. Panarites, Esq.                     Michael J. McLaughlin, Esq.
Freedman, Levy, Kroll & Simonds              Senior Vice President
1050 Connecticut Avenue                      and General Counsel
Suite 825                                    New York Life Insurance Company
Washington, D.C.  20036                      51 Madison Avenue
                                             New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]      on May 1, 1998 pursuant to paragraph (b) of Rule 485.
[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]      on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
         Units of interest in a separate account under variable annuity contracts.

                              CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-4                             Prospectus Caption

1.   Cover Page                              Cover Page

2.   Definitions                             Definitions

3.   Synopsis                                Policy Owner and Fund Expenses;
                                             Questions and Answers About the
                                             Facilitator(R)

4.   Condensed Financial Information         Condensed Financial Information

5.   General Description of Registrant,      New York Life Insurance and
     Depositor and Portfolio Companies       Annuity Corporation;
                                             The Variable Accounts;
                                             MainStay VP Series Fund, Inc.;
                                             Voting Rights

6.   Deductions and Expenses                 Charges and Deductions;
                                             Policy Owner and Fund Expenses;
                                             Federal Tax Matters; Distributor
                                             of the Policies

7.   General Description of Variable         The Policies; Distributions Under
     Annuity Contracts                       the Policy; Voting Rights;
                                             Charges and Deductions; The Fixed
                                             Account

8.   Annuity Period                          Income Payments

9.   Death Benefit                           Distributions Under the Policy

10.  Purchases and Contract Value            Accumulation Period

11.  Redemptions                             Surrenders and Withdrawals;
                                             Income Payments;
                                             Cancellations

12.  Taxes                                   Federal Tax Matters

13.  Legal Proceedings                       Statement of Additional
                                             Information-Legal Proceedings

14.  Table of Contents of the Statement of   Statement of Additional Information
     Additional Information

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional
Item of Form N-4                               Information Caption

15.  Cover Page                              Cover Page

16.  Table of Contents                       Table of Contents

17.  General Information & History           Not Applicable

18.  Services                                Safekeeping of Variable
                                             Account Assets

19.  Purchase of Securities Being Offered    Distributor of the Policies

20.  Underwriters                            Distributor of The Policies

21.  Calculation of Performance Data         Investment Performance Calculations

22.  Annuity Payments                        Valuation of Accumulation Units

23.  Financial Statements                    Financial Statements

THE FACILITATOR

A CONTEMPORARY RETIREMENT ANNUITY
FOR DYNAMIC FINANCIAL TIMES

PROSPECTUS


               MAINSTAY


   VP SERIES FUND, INC.

                      May 1, 1998

New York Life Insurance
and Annuity Corporation
MFA Separate Accounts I
                 and II

               MainStay


   VP Series Fund, Inc.

           Distributor:
    NYLIFE Distributors
                   Inc.
            Member NASD

         NEW YORK LIFE
             INSURANCE
           AND ANNUITY
           CORPORATION

                         NYLIAC MFA SEPARATE ACCOUNT I
                         NYLIAC MFA SEPARATE ACCOUNT II
                                   PROSPECTUS
                                    FOR THE

                                FACILITATOR(R)*
                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010


    This Prospectus describes the Multi-Funded Retirement Annuity Policies ("Policies" or, individually, "Policy") offered by New York Life Insurance and Annuity Corporation ("NYLIAC"). The Policies are primarily designed to assist individuals in their retirement planning regardless of whether the individual is covered under a plan which qualifies for special federal income tax treatment.



    Two types of Policies are described in this prospectus: A Single Premium Policy and a Flexible Premium Policy. Sales of both types of Policies have been discontinued. However, Purchase Payments are still being accepted under outstanding Policies. For Policies issued under plans that qualify for special federal income tax treatment for the participant, premium payments ("Purchase Payments") under either type of Policy may be allocated in whole or in part to the NYLIAC MFA Separate Account I ("Variable Account I"). For Policies that do not qualify for special federal income tax treatment, Purchase Payments may be allocated to the NYLIAC MFA Separate Account II ("Variable Account II").


    Prior to the Retirement Date, the Policy Owner may direct that Purchase Payments accumulate on a completely variable basis, a completely fixed basis, or a combination variable and fixed basis. Annuity payments ("Income Payments") for Qualified Policies may be elected to be received on a completely variable basis, completely fixed basis, or a combined variable and fixed basis; Income Payments for Non-Qualified Policies can be received on a fixed basis and, subject to state filing and review, on a variable basis or on a combined variable and fixed basis. The Policy Owner also has significant flexibility in determining the frequency and amount of each Purchase Payment and the Retirement Date on which Income Payments are scheduled to commence. The Policy Value can be withdrawn in whole or in part before the Retirement Date, although in certain circumstances withdrawals are subject to a surrender charge and tax penalty. The Policy provides the flexibility necessary to permit a Policy Owner to devise an annuity that best fits his or her needs.

    Both Variable Account I and Variable Account II (collectively, the "Variable Accounts") invest their assets in shares of the MainStay VP Series Fund, Inc. (the "Fund"), a mutual fund registered under the Investment Company Act of 1940. The Fund has available to the Variable Accounts three investment Portfolios: the MainStay VP Growth Equity Portfolio, the MainStay VP Bond Portfolio, and the MainStay VP Cash Management Portfolio (the "Eligible Portfolios" or the "Portfolios"). The Policy Value will vary in accordance with the investment performance of the Portfolios selected by the Policy Owner, and the Policy Owner bears the entire investment risk for any amounts allocated to the Variable Accounts.


    This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Policies and Variable Accounts is available free by writing or by calling the Service Center that services your Policy. (See page 11.) The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.


                 THIS PROSPECTUS MUST BE ATTACHED TO A CURRENT
                PROSPECTUS FOR THE MAINSTAY VP SERIES FUND, INC.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

    PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998


*FACILITATOR(R) IS NYLIAC'S REGISTERED SERVICE MARK FOR THE POLICIES AND IS NOT
                         MEANT TO CONNOTE PERFORMANCE.

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
DEFINITIONS............................    3
POLICY OWNER AND FUND EXPENSES.........    5
QUESTIONS AND ANSWERS ABOUT THE
  FACILITATOR..........................    7
CONDENSED FINANCIAL INFORMATION........   12
FINANCIAL STATEMENTS...................   15
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE VARIABLE
  ACCOUNTS.............................   16
  New York Life Insurance and Annuity
     Corporation.......................   16
  The Variable Accounts................   16
  The Portfolios.......................   16
  Additions, Deletions, or
     Substitutions of Investments......   17
  Reinvestment.........................   17
THE POLICIES...........................   17
  Purpose of Policies..................   17
  Purchase Payments....................   18
  Total Disability Benefit Rider.......   18
  Transfers............................   18
  Accumulation Period..................   19
     (a) Crediting of Net Purchase
            Payments...................   19
     (b) Valuation of Accumulation
            Units......................   19
  Policy Owner Inquiries...............   19
CHARGES AND DEDUCTIONS.................   19
  Surrender Charges....................   19
  Exceptions to Surrender Charges......   20
  Other Charges........................   20
  Taxes................................   21
DISTRIBUTIONS UNDER THE POLICY.........   22
  Surrenders and Withdrawals...........   22
     (a) Surrenders....................   22
     (b) Partial Withdrawals...........   22
     (c) Periodic Partial
       Withdrawals.....................   23
     (d) Hardship Withdrawals..........   23



                                         PAGE
                                         ----
  Cancellations........................   23
  Retirement Date......................   23
  Death Before Retirement..............   23
  Income Payments......................   24
     (a) Election of Income Payment
            Options....................   24
     (b) Fixed Income Payments.........   24
     (c) Variable Income Payments......   25
     (d) Value of Variable Income
            Payments...................   25
     (e) Other Methods of Payment......   26
     (f) Legal Developments   Regarding
          Income   Payments............   26
     (g) Proof of Survivorship.........   26
  Delay of Payments....................   26
  Designation of Beneficiary...........   26
  Restrictions Under the Texas Optional
     Retirement Program................   27
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   27
THE FIXED ACCOUNT......................   27
     (a) Interest Crediting............   27
     (b) Surrender Charges.............   27
     (c) Transfers to Investment
            Divisions..................   28
     (d) General Matters...............   28
FEDERAL TAX MATTERS....................   28
  Introduction.........................   28
  Taxation of Annuities in General.....   29
  Qualified Plans......................   30
     (a) Section 403(b) Plans..........   30
     (b) Individual Retirement
            Annuities..................   30
     (c) Corporate Pension and Profit-
          Sharing Plans and H.R. 10
          Plans........................   30
     (d) Deferred Compensation Plans...   30
DISTRIBUTOR OF THE POLICIES............   30
VOTING RIGHTS..........................   31
STATEMENT OF ADDITIONAL INFORMATION....   31

                                  DEFINITIONS

ACCUMULATION PERIOD--The period between the initial Purchase Date and the Retirement Date.

ACCUMULATION UNIT--An accounting unit used to calculate the Policy Value prior to the Retirement Date. Each Investment Division of each Variable Account has a distinct Accumulation Unit value.


AGE--Age on the nearest birthday.



ALLOCATION ALTERNATIVES--The Investment Divisions of the applicable Variable Account and the Fixed Account.


ANNUITANT--A person whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the Retirement Date, benefits under the Policy are paid.

ANNUITY UNIT--An accounting unit used to calculate Variable Income Payments.

BENEFICIARY--The person to whom benefits may be paid upon the Policy Owner's or the Annuitant's death. In the event a Beneficiary is not designated, the Policy Owner or the estate of the Policy Owner is the Beneficiary.

BUSINESS DAY--Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. We are closed on national holidays, Martin Luther King, Jr. Day and the Friday after Thanksgiving. In addition, we may choose to close on the day immediately preceding or following a national holiday. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The available mutual fund Portfolios of the MainStay VP Series Fund, Inc. The MainStay VP Series Fund, Inc. currently has three separate Portfolios available to the Variable Accounts: the MainStay VP Growth Equity Portfolio, the MainStay VP Bond Portfolio, and the MainStay VP Cash Management Portfolio.

FIXED ACCOUNT--Assets of NYLIAC that are not segregated in any of the separate accounts of NYLIAC.

FIXED INCOME PAYMENTS--Income Payments having a guaranteed amount.

FUND--MainStay VP Series Fund, Inc. ("MainStay VP Series Fund" and, formerly, "New York Life MFA Series Fund, Inc.").

INCOME PAYMENTS--Periodic payments made by NYLIAC to the Payee.

INVESTMENT DIVISION ("DIVISION")--A division of each of the Variable Accounts. There will be a separate Investment Division in each Variable Account for Single and Flexible Premium Policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NET PURCHASE PAYMENT--A Purchase Payment less any premiums for riders and less any required state premium tax.

NON-QUALIFIED POLICIES--Policies that do not qualify for special federal income tax treatment.

NYLIAC ("WE," "US," "OUR")--New York Life Insurance and Annuity Corporation, which is a wholly-owned Delaware subsidiary of New York Life Insurance Company.

PAYEE--The person designated to receive payments under an Income Payment option. The Payee may be the Policy Owner, the Annuitant, a Beneficiary or any person designated by the Policy Owner.

POLICY ANNIVERSARY--An anniversary of the Policy Date.

POLICY DATE--The date established when a Policy is issued, from which subsequent Policy Years, months and anniversaries are measured, unless otherwise indicated.

POLICY OWNER ("YOU," "YOUR")--The person designated as the owner in the Policy (or surviving spouse of the Policy Owner who is named as Beneficiary, or as Beneficiary and Contingent Annuitant, and who becomes the new Policy Owner), or as subsequently changed, and upon whose death prior to the Retirement Date benefits under the Policy may be paid. Generally, NYLIAC will not issue a Policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner.

POLICY VALUE--The sum of the values on any day during the Accumulation Period of the Accumulation Units, plus the amounts in the Fixed Account and interest credited on such amounts.

POLICY YEAR--A year commencing on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

PURCHASE DATE--The Business Day on which a Purchase Payment is received by us and credited under the Policy.

PURCHASE PAYMENTS--The premiums paid by the Policy Owner to NYLIAC.

QUALIFIED POLICIES--Policies issued under plans that qualify for special federal income tax treatment.

RETIREMENT DATE--The date Income Payments are scheduled to begin under the Policy.

SERVICE OFFICE--An office authorized by NYLIAC to receive applications and/or Purchase Payments for the Policies.

VALUATION PERIOD--A period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.


VALUATION TIME--The time of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on any day on which the New York Stock Exchange is open for trading.


VARIABLE ACCOUNT I--NYLIAC MFA Separate Account I, a segregated asset account established by NYLIAC to receive and invest Net Purchase Payments paid under Qualified Policies.

VARIABLE ACCOUNT II--NYLIAC MFA Separate Account II, a segregated asset account established by NYLIAC to receive and invest Net Purchase Payments paid under Non-Qualified Policies.

VARIABLE INCOME PAYMENTS--Income Payments that have no predetermined or guaranteed dollar amount. Variable Income Payments will vary in amount depending upon the investment experience of the Growth Equity Portfolio. The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division.

                         POLICY OWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                           FLEXIBLE PREMIUM POLICIES
 (SALES OF FLEXIBLE PREMIUM POLICIES WERE DISCONTINUED AS OF SEPTEMBER 1, 1989)

                                                              COMMON                 MONEY
                                                              STOCK       BOND       MARKET
                                                              ------      ----       ------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of amount withdrawn)...........................     7%          7%         7%
  Annual Policy Fee.........................................       Lesser of $30 Per Policy
                                                                 or 1% of the Policy Value.



VARIABLE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................  1.25%       1.25%      1.25%
     Administration Fees....................................  0.50%       0.50%      0.50%
     Total Variable Account Annual Expenses.................  1.75%       1.75%      1.75%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value for the fiscal year ended December 31, 1997)
     Management Fees........................................  0.25%       0.25%      0.25%
     Administration Fees....................................  0.20%       0.20%      0.20%
     Other Expenses.........................................  0.13%       0.13%      0.19%
     Total Fund Annual Expenses.............................  0.58%       0.58%      0.64%


------------

(a) The contingent deferred sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge thereafter. (See "Surrender Charges" on page 19.)



     The purpose of this Table is to assist the Policy Owner in understanding the various costs and expenses that a Policy Owner will bear directly and indirectly. The Table reflects charges and expenses of the Variable Account as well as the Fund for the year ended December 31, 1997; charges and expenses may be higher or lower in future years. For more information on the charges described in this Table see Charges and Deductions on page 19 and the Fund Prospectus which accompanies this Prospectus. Premium taxes will be deducted from some Policies, in accordance with state law.


EXAMPLES

     A Policy Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

        1. If you surrender your Policy at the end of the applicable time period:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           Common Stock................................................   $105     $177      $241       $379
           Bond........................................................   $105     $177      $241       $379
           Money Market................................................   $106     $179      $244       $384


        2. If you do not surrender or annuitize your Policy:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           Common Stock................................................   $ 34     $104      $176       $367
           Bond........................................................   $ 34     $104      $176       $367
           Money Market................................................   $ 35     $106      $179       $373


THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         POLICY OWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                            SINGLE PREMIUM POLICIES
  (SALES OF SINGLE PREMIUM POLICIES WERE DISCONTINUED AS OF DECEMBER 19, 1994)

                                                              COMMON           MONEY
                                                              STOCK    BOND    MARKET
                                                              ------   ----    ------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of Policy Value withdrawn).....................     7%       7%      7%


VARIABLE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................  1.25%    1.25%   1.25%
     Total Variable Account Annual Expenses.................  1.25%    1.25%   1.25%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value for the fiscal year ended
     December 31, 1997)
     Management Fees........................................  0.25%    0.25%   0.25%
     Administration Fees....................................  0.20%    0.20%   0.20%
     Other Expenses.........................................  0.13%    0.13%   0.19%
     Total Fund Annual Expenses.............................  0.58%    0.58%   0.64%


------------

(a) The sales charge percentage declines from 7% during the first Policy Year to 1% in the seventh Policy Year with no charge thereafter. There are a number of exceptions to the surrender charges, including, that no surrender charge will be imposed if the amount withdrawn in any year is 10% or less of the beginning Policy Value. (See "Exceptions to Surrender Charges" on page 20.)



     The purpose of this Table is to assist the Policy Owner in understanding the various costs and expenses that a Policy Owner will bear directly and indirectly. The Table reflects charges and expenses of the Variable Account as well as the Fund for the year ended December 31, 1997; charges and expenses may be higher or lower in future years. For more information on the charges described in this Table see Charges and Deductions on page 19 and the Fund Prospectus which accompanies this Prospectus. Premium taxes will be deducted from some Policies, in accordance with state law.


EXAMPLES

     A Policy Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     1. If you surrender your Policy at the end of the applicable time period:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           Common Stock................................................   $91      $113      $135       $216
           Bond........................................................   $91      $113      $135       $216
           Money Market................................................   $92      $115      $138       $223


     2. If you do not surrender or annuitize your Policy:


                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                         ------   -------   -------   --------
           Common Stock................................................   $19      $ 58      $100       $216
           Bond........................................................   $19      $ 58      $100       $216
           Money Market................................................   $19      $ 60      $103       $223


THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 QUESTIONS AND ANSWERS ABOUT THE FACILITATOR(R)


     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE FACILITATOR. REFERENCE SHOULD BE MADE TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.


     1. WHAT IS THE FACILITATOR?


     Facilitator is the name of the Multi-Funded Retirement Annuity Policies offered by NYLIAC. Such policies may be either Single Premium or Flexible Premium Policies. (See "The Policies" at page 17). Depending upon the type of Policy (Single Premium or Flexible Premium) and its purpose (Qualified or NonQualified), Net Purchase Payments may be allocated to one or more of the Investment Divisions of each of the Variable Accounts. The Variable Accounts in turn invest in shares of the Fund. The Policy Value will vary in amount according to the investment results of the Investment Divisions selected. Net Purchase Payments may also be allocated, in whole or in part, to the Fixed Account.


     2. WHAT IS A RETIREMENT ANNUITY AND WHY MAY BENEFITS VARY?


     A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the "Joint Annuitant") with a guaranteed number of Income Payments or for an ascertainable sum. Annuity payments which remain the same throughout the payment period are referred to in this prospectus as "Fixed Income Payments." Annuity payments which vary in accordance with the investment experience of the Growth Equity Portfolio are referred to in this prospectus as "Variable Income Payments." The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. Fixed Income Payments will always be the same specified amount. (See "Income Payments" at page 24.)


     3. WHAT ARE THE AVAILABLE ALLOCATION ALTERNATIVES?

     As selected by the Policy Owner, Net Purchase Payments are allocated to one or more of the following Allocation Alternatives:

          (a) Variable Accounts

             Variable Account I is used for Qualified Policies, and Variable Account II for Non-Qualified Policies. Each of the Variable Accounts consists of three Investment Divisions for Single Premium Policies and three for Flexible Premium Policies.

             The Investment Divisions of the Variable Accounts invest exclusively in shares of the Fund, a diversified, open-end management investment company with three separate portfolios available for investment under the Policies (the "Eligible Portfolios"):

                                            CORRESPONDING
         INVESTMENT DIVISION             ELIGIBLE PORTFOLIO
         -------------------    -------------------------------------
        Common Stock Division   MainStay VP Growth Equity Portfolio
        Bond Division           MainStay VP Bond Portfolio
        Money Market Division   MainStay VP Cash Management Portfolio

             Each Investment Division of the Variable Accounts will invest exclusively in the corresponding Eligible Portfolio. The three Investment Divisions, together with the Fixed Account, constitute the Allocation Alternatives that generally are available under each type of Policy. For Non-Qualified Policies, the Common Stock Investment Division is not available in New York.

          (b) Fixed Account


             Net Purchase Payments or portions of Net Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account" at page 27.)


     4. CAN AMOUNTS BE TRANSFERRED AMONG THE ALLOCATION ALTERNATIVES?


     Prior to 30 days before the Retirement Date, transfers of the value of Accumulation Units in one Investment Division to another Investment Division within the applicable Variable Account, or to the Fixed Account, are permitted. The minimum amount which may be transferred generally is $1,000 for Single Premium Policies or $500 for Flexible Premium Policies. Transfers may be limited to no more than four in any one Policy Year. (See "Transfers" at page 18.)

     Transfers may also be made from the Fixed Account to the Investment Divisions but only in certain situations. (See "The Fixed Account" at page 27.)


     5. WHAT ARE THE CHARGES OR DEDUCTIONS?

     For Single Premium Policies, there is no anniversary charge for policy administration expenses or daily charges for administrative services.


     During the Accumulation Period for Flexible Premium Policies, a charge for Policy administration expenses will be made once each year on the Policy Anniversary if on that date the total cash value does not equal or exceed $10,000. This charge will be the lesser of $30 or 1% of the Policy Value at the end of the Policy Year. In addition, during the Accumulation Period, Flexible Premium Policies will be subject to a daily charge for administrative services equal to .50%, on an annual basis, of the daily asset value of the applicable Variable Account. (See "Other Charges" at page 20.)



     All Policies are subject to a daily charge for certain mortality and expense risks assumed by NYLIAC. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Variable Account. (See "Other Charges" at page 20.)



     Although there is no deduction from Purchase Payments for sales charges, a contingent deferred sales charge ("surrender charge") may be imposed on any partial withdrawal or surrender of the Policies. The amount of the charge under a Single Premium Policy declines from 7% during the first Policy Year to 1% during the seventh Policy Year, with no charge thereafter. For Single Premium Policies, four additional Purchase Payments may be made each Policy Year and Policy Years apply separately for each additional Purchase Payment. In the case of Flexible Premium Policies, this charge is imposed, as a percentage of the amount withdrawn, during the first ten years after the policy is issued; the applicable percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year, with no charge thereafter. (See "Surrender Charges" at page 19 and "Exceptions to Surrender Charges" at page 20.)



     Finally, the value of the Fund shares reflects management fees (0.25% of the aggregate daily net assets of the Fund for the available Portfolios) administration fees (0.20% of the aggregate daily net assets of the Fund) and other expenses deducted from the assets of the Fund. (See the prospectus for the MainStay VP Series Fund, Inc., "The Fund and its Management.")


     6. WHAT ARE THE MINIMUM AND MAXIMUM ADDITIONAL PURCHASE PAYMENTS?

     Any additional Purchase Payments under a Non-Qualified or Qualified Single Premium Policy must be at least $2,000 and may be limited to four in any one Policy Year.

     For a Flexible Premium Policy, Purchase Payments (of at least $40 each) can be made at any interval or by any method we make available. The available methods of payment are direct payments to NYLIAC, and preauthorized monthly deductions from bank checking accounts and public or private employee payroll deductions. For Non-Qualified Flexible Premium Policies, the maximum Purchase Payments (excluding the premium amounts for any riders) in each Policy Year is the greater of (a) twice the Purchase Payments scheduled to be paid in the first Policy Year, or (b) $7,500. In effect, you set the maximum payment when the Policy is applied for. However, Purchase Payments scheduled for the first Policy Year could not exceed $4,999.

     Purchase Payments under Qualified Flexible Premium Policies, and Purchase Payments and additional Purchase Payments under Qualified Single Premium Policies, may not be more than the amount permitted by law for the plan indicated in the application for the Policy.

     We reserve the right to limit the dollar amount of any Purchase Payment.

     7. HOW ARE NET PURCHASE PAYMENTS ALLOCATED AMONG THE ALLOCATION
        ALTERNATIVES?

     You may allocate Net Purchase Payments to any of the Allocation Alternatives each time you make a Purchase Payment, except in New York where the Common Stock Investment Division is not available for Non-Qualified Policies. You do not need to make allocations to each Allocation Alternative. Moreover, you may raise or lower the percentages of the Net Purchase Payment (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a Purchase Payment. The minimum amount which may be allocated to any one Allocation Alternative is $1,000 for a Single Premium Policy and $10 for a Flexible Premium Policy.

     8. WHAT HAPPENS IF PURCHASE PAYMENTS FOR A FLEXIBLE PREMIUM POLICY ARE NOT MADE?

     In the event that no Purchase Payment is received for two or more years in a row and both (a) the total Purchase Payments for the Policy, less any partial withdrawals and any surrender charges, and (b) the Policy Value, are less than $2,000, we reserve the right, subject to any applicable state insurance law or regulation, to terminate the Policy by paying you the Policy Value in one sum. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary unless a Purchase Payment is received before the end of that 90-day period. Unless the Policy is terminated, it can be continued until the Retirement Date.

     9. CAN MONEY BE WITHDRAWN FROM THE POLICY PRIOR TO THE RETIREMENT DATE?


     Yes, withdrawals ($100 minimum) may be made. We will pay you all or part of the Policy Value when we receive your written request before the Retirement Date and while the Annuitant is living. However, a withdrawal or surrender may be subject to a surrender charge as explained under Question 5 at page 8, and/or a penalty tax. (See "Distributions Under the Policy" at page 22 and "Federal Tax Matters" at page 28.)


     10. HOW WILL INCOME PAYMENTS BE DETERMINED ON THE RETIREMENT DATE?

     Income Payments under Qualified Policies can be either variable, fixed, or a combination of both. Income Payments under Non-Qualified Policies can be received on a fixed basis and, subject to state filing and review processes, on a variable basis or a combination of both. The Owner elects the type of payments.

     There are a number of ways to determine and receive Income Payments. They include monthly payments for a specified number of years, an annuity for life with payments guaranteed for a minimum of 5, 10, 15 or 20 years or a joint and survivor annuity.


     Fixed Income Payments will always be in the same specified amount. However, the amount of Variable Income Payments will increase or decrease according to the investment experience of a Common Stock Investment Division. The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. (See "Income Payments" at page 24.)


     11. WHAT IF THE ANNUITANT BECAME TOTALLY DISABLED?


     If you applied for and have a Total Disability Benefit rider included in your Flexible Premium Policy, it will provide for the crediting of benefit amounts as Net Purchase Payments to your Policy during the period of the Annuitant's total disability. There is an additional charge for this rider. (See "Total Disability Benefit Rider" at page 18.)


     12. WHAT HAPPENS IF THE ANNUITANT DIES BEFORE THE RETIREMENT DATE?


     In the event the Annuitant dies before the Retirement Date, we will pay the Beneficiary named in the Policy an amount equal to the greater of (a) the Policy Value or (b) the total Purchase Payments less any partial withdrawals, surrender charges, and premium amounts paid for riders. However, if the Policy Owner is the Annuitant and the Policy Owner/Annuitant's spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see "Death Before Retirement" at page 23 and "Federal Tax Matters" at page 28.)


     13. WHAT HAPPENS IF THE POLICY OWNER DIES BEFORE THE RETIREMENT DATE?


     In the event the Policy Owner dies before the Retirement Date, we will pay the Beneficiary named in the Policy an amount equal to the greater of (a) the Policy Value or (b) the total Purchase Payments less any partial withdrawals, surrender charges, and premium amounts paid for riders. Generally we will not issue a Policy unless the Policy Owner and Annuitant are the same person. (There are exceptions, however--for example, if the Policy Owner is to be a non-individual such as a trust or corporation.) However, if the Policy Owner is not the Annuitant but the Policy Owner's spouse is the Beneficiary, or if the Policy Owner/Annuitant's spouse is the Beneficiary and Contingent Annuitant, the proceeds can be paid to the surviving spouse on the death of the Policy Owner prior to the Retirement Date, or the Policy can continue with the surviving spouse as the new Policy Owner. (See "Death Before Retirement" at page 23 and "Federal Tax Matters" at page 28.)

     14. WHAT IS A CONTINGENT ANNUITANT?

     Previously, a Contingent Annuitant could be named in the application for a Non-Qualified Policy. (Qualified Policies do not provide for the naming of a Contingent Annuitant.) The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before the Retirement Date if the Policy Owner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy. Currently, the Policies do not provide for the naming of Contingent Annuitants.

     15. WHAT ABOUT VOTING RIGHTS?


     You may instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Variable Accounts. (See "Voting Rights" at page 31.)


     16. HOW IS THE PAST INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS CALCULATED?

     From time to time, NYLIAC may advertise yields and total returns for the Investment Divisions of the Variable Accounts. In addition, NYLIAC may advertise the effective yield of the Money Market Investment Divisions. These figures will be based on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.

     The yield of the Money Market Investment Divisions refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Bond Investment Division refers to the annualized income generated by an investment in the Investment Division over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

     The total return of a Bond or Common Stock Investment Division refers to return quotations assuming an investment has been held in the Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (after deduction of any applicable surrender charge) as of the last day of each of the periods for which total return quotations are provided.


     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular Policy. To the extent that the surrender charge is applicable to a particular Policy, the yield of that Policy will be reduced. For additional information regarding the yield calculations, please refer to the Statement of Additional Information.



     NYLIAC may from time to time also calculate average annual total return and cumulative total return for the Investment Divisions. The non-standard average annual total return and cumulative total return will assume that no surrender charge is applicable. NYLIAC may from time to time also calculate yields, standard total returns, and non-standard total returns for the Portfolios of the MainStay VP Series Fund, but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.


     All non-standard performance data will only be disclosed if the standard performance data for the same period, as well as for the required periods, are also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     17. HOW DO I CONTACT NYLIAC?



     For general inquiries and written requests, Policy Owners may contact their agent or the Service Center that services their Policy. The Service Center for your Policy is listed on your quarterly or confirmation statements.



     SERVICE CENTER              ADDRESS         PHONE NUMBER
     --------------              -------         ------------
Atlanta Service Center     P.O. Box 4869        (800) 695-5645
                           Atlanta, GA 30032

Cleveland Service Center   P.O. Box 6916        (800) 695-9873
                           Cleveland, OH 44101

Dallas Service Center      P.O. Box 539         (800) 695-1314
                           Dallas, TX 75221

West Coast Service Center  P.O. Box 5085        (800) 695-9962
                           San Ramon, CA 94583

                        CONDENSED FINANCIAL INFORMATION

VARIABLE ACCOUNT I


     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31, presented below, have been audited by Price Waterhouse LLP, independent accountants, whose report on the related financial statements appears in the Statement of Additional Information. This information should be read in conjunction with the Separate Accounts' financial statements and notes thereto, which appear in the Statement of Additional Information.


                                                               JANUARY 1, 1988 TO DECEMBER 31, 1988
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/88.........     $11.70      $11.47      $15.06      $14.76      $13.01      $12.75
Accumulation Unit value as of 12/31/88.......     $13.50      $13.17      $16.10      $15.70      $13.82      $13.48
Number of units outstanding as of 12/31/88...  2,593,056   5,503,878   1,654,124   3,202,898     539,844     833,372
                                                               JANUARY 1, 1989 TO DECEMBER 31, 1989
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/89.........     $13.50      $13.17      $16.10      $15.70      $13.82      $13.48
Accumulation Unit value as of 12/31/89.......     $16.76      $16.27      $17.81      $17.28      $14.93      $14.48
Number of units outstanding as of 12/31/89...  2,342,502   5,283,687   1,698,812   3,263,694     785,457   1,194,270
                                                               JANUARY 1, 1990 TO DECEMBER 31, 1990
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/90.........     $16.76      $16.27      $17.81      $17.28      $14.93      $14.48
Accumulation Unit value as of 12/31/90.......     $15.54      $15.01      $18.87      $18.22      $15.96      $15.41
Number of units outstanding as of 12/31/90...  2,214,950   5,254,923   1,674,155   3,259,172   1,046,450   1,346,706
                                                               JANUARY 1, 1991 TO DECEMBER 31, 1991
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/91.........     $15.54      $15.01      $18.87      $18.22      $15.96      $15.41
Accumulation Unit value as of 12/31/91.......     $20.61      $19.80      $21.69      $20.84      $16.70      $16.04
Number of units outstanding as of 12/31/91...  2,284,837   5,220,704   1,783,401   3,241,712     938,476   1,318,974
                                                               JANUARY 1, 1992 TO DECEMBER 31, 1992
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/92.........     $20.61      $19.80      $21.69      $20.84      $16.70      $16.04
Accumulation Unit value as of 12/31/92.......     $22.90      $21.90      $23.19      $22.17      $17.07      $16.32
Number of units outstanding as of 12/31/92...  2,766,943   5,343,557   2,112,825   3,248,734     815,708   1,114,559

                                                                          JANUARY 1, 1993 TO DECEMBER 31, 1993
                                                ----------------------------------------------------------------------------------
                                                       COMMON STOCK                    BOND                     MONEY MARKET
                                                   INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                                --------------------------  --------------------------  --------------------------
                                                   SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                                  PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                                  POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                                ------------  ------------  ------------  ------------  ------------  ------------
Accumulation Unit value as of 1/1/93..........        $22.90        $21.90        $23.19        $22.17        $17.07       $16.32
Accumulation Unit value as of 12/31/93........        $25.73        $24.48        $25.51        $24.26        $17.36       $16.51
Number of units outstanding as of 12/31/93....     2,913,244     5,373,561     2,166,420     3,200,206       684,440      828,045


                                                               JANUARY 1, 1994 TO DECEMBER 31, 1994
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/94.........     $25.73      $24.48      $25.51      $24.26      $17.36      $16.51
Accumulation Unit value as of 12/31/94.......     $25.72      $24.34      $24.34      $23.03      $17.81      $16.85
Number of units outstanding as of 12/31/94...  2,852,828   5,351,888   1,851,148   2,989,443     489,793     691,078
                                                               JANUARY 1, 1995 TO DECEMBER 31, 1995
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/95.........     $25.72      $24.34      $24.34      $23.03      $17.81      $16.85
Accumulation Unit value as of 12/31/95.......     $32.81      $30.90      $28.44      $26.78      $18.57      $17.48
Number of units outstanding as of 12/31/95...  2,674,820   5,051,929   1,570,132   2,773,811     443,723     637,190
                                                               JANUARY 1, 1996 TO DECEMBER 31, 1996
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/96.........     $32.81      $30.90      $28.44      $26.78      $18.57      $17.48
Accumulation Unit value as of 12/31/96.......     $40.34      $37.80      $28.66      $26.85      $19.26      $18.05
Number of units outstanding as of 12/31/96...  2,485,512   4,660,979   1,292,105   2,419,661     350,349     512,967
                                                               JANUARY 1, 1997 TO DECEMBER 31, 1997
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/97.........     $40.34      $37.80      $28.66      $26.85      $19.26      $18.05
Accumulation Unit value as of 12/31/97.......     $50.50      $47.08      $31.03      $28.93      $20.02      $18.66
Number of units outstanding as of 12/31/97...  2,249,437   4,165,714   1,089,905   2,006,615     265,537     405,438



VARIABLE ACCOUNT II



     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31, presented below, have been audited by Price Waterhouse LLP, independent accountants, whose report on the related financial statements appears in the Statement of Additional Information. This information should be read in conjunction with the Separate Accounts' financial statements and notes thereto, which appear in the Statement of Additional Information.


                                                               JANUARY 1, 1988 TO DECEMBER 31, 1988
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/88.........     $11.70      $11.47      $15.12      $14.78      $13.01      $12.75
Accumulation Unit value as of 12/31/88.......     $13.50      $13.17      $16.16      $15.73      $13.82      $13.48
Number of units outstanding as of 12/31/88...  2,660,790     517,898   2,410,480     425,492     689,116     106,127

                                                               JANUARY 1, 1989 TO DECEMBER 31, 1989
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/89.........     $13.50      $13.17      $16.16      $15.73      $13.82      $13.48
Accumulation Unit value as of 12/31/89.......     $16.76      $16.27      $17.87      $17.31      $14.93      $14.48
Number of units outstanding as of 12/31/89...  2,227,862     486,052   2,256,246     407,608     928,897     145,821
                                                               JANUARY 1, 1990 TO DECEMBER 31, 1990
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/90.........     $16.76      $16.27      $17.87      $17.31      $14.93      $14.48
Accumulation Unit value as of 12/31/90.......     $15.54      $15.01      $18.94      $18.25      $15.96      $15.41
Number of units outstanding as of 12/31/90...  2,053,173     469,198   2,131,300     379,901   1,140,319     160,350
                                                               JANUARY 1, 1991 TO DECEMBER 31, 1991
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/91.........     $15.54      $15.01      $18.94      $18.25      $15.96      $15.41
Accumulation Unit value as of 12/31/91.......     $20.61      $19.80      $21.77      $20.87      $16.70      $16.04
Number of units outstanding as of 12/31/91...  2,131,325     452,668   2,280,073     366,317   1,008,342     145,561
                                                               JANUARY 1, 1992 TO DECEMBER 31, 1992
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/92.........     $20.61      $19.80      $21.77      $20.87      $16.70      $16.04
Accumulation Unit value as of 12/31/92.......     $22.90      $21.90      $23.28      $22.20      $17.07      $16.32
Number of units outstanding as of 12/31/92...  2,819,763     450,395   2,833,731     361,717   1,051,672     116,833
                                                               JANUARY 1, 1993 TO DECEMBER 31, 1993
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/93.........     $22.90      $21.90      $23.28      $22.20      $17.07      $16.32
Accumulation Unit value as of 12/31/93.......     $25.73      $24.48      $25.60      $24.30      $17.36      $16.51
Number of units outstanding as of 12/31/93...  3,212,290     451,814   3,085,495     329,502     696,844      89,155
                                                               JANUARY 1, 1994 TO DECEMBER 31, 1994
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/94.........     $25.73      $24.48      $25.60      $24.30      $17.36      $16.51
Accumulation Unit value as of 12/31/94.......     $25.72      $24.34      $24.43      $23.07      $17.81      $16.85
Number of units outstanding as of 12/31/94...  3,185,075     443,527   2,533,048     302,955     603,513      76,118
                                                               JANUARY 1, 1995 TO DECEMBER 31, 1995
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/95.........     $25.72      $24.34      $24.43      $23.07      $17.81      $16.85
Accumulation Unit value as of 12/31/95.......     $32.81      $30.90      $28.54      $26.82      $18.57      $17.48
Number of units outstanding as of 12/31/95...  2,964,118     428,464   2,176,703     276,158     638,761      66,541


                                                               JANUARY 1, 1996 TO DECEMBER 31, 1996
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/96.........     $32.81      $30.90      $28.54      $26.82      $18.57      $17.48
Accumulation Unit value as of 12/31/96.......     $40.34      $37.80      $28.76      $26.89      $19.26      $18.05
Number of units outstanding as of 12/31/96...  2,844,305     395,139   1,809,261     237,839     392,968      52,058

                                                               JANUARY 1, 1997 TO DECEMBER 31, 1997
                                               ---------------------------------------------------------------------
                                                   COMMON STOCK                BOND                MONEY MARKET
                                               INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                               ---------------------   ---------------------   ---------------------
                                                SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                                PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                               POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation Unit value as of 1/1/97.........     $40.34      $37.80      $28.76      $26.89      $19.26      $18.05
Accumulation Unit value as of 12/31/97.......     $50.50      $47.08      $31.15      $28.98      $20.02      $18.66
Number of units outstanding as of 12/31/97...  2,637,755     367,664   1,514,468     202,918     340,280      40,605



                              FINANCIAL STATEMENTS



     The audited financial statements of NYLIAC (including the auditor's report thereon) for the fiscal years ended December 31, 1997, 1996 and 1995 and of Variable Accounts I and II (including the auditor's report thereon) for the years ended December 31, 1997 and 1996 are included in the Statement of Additional Information.


                                     * * *

     This Prospectus describes only the variable aspects of the Policies, except where fixed aspects are specifically mentioned. See the Policy itself for a description of the fixed aspects.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                           AND THE VARIABLE ACCOUNTS

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the Policies described in this prospectus, NYLIAC offers other life insurance policies and annuities.



     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $20.1 billion at the end of 1997. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.



     Year 2000 Readiness--The computer systems we use to process all Policy transactions and valuations need to be modified to accommodate the changeover to Year 2000. These modifications are necessary for us to be able to continue to administer the Policies in Year 2000 and later. As is the case with most systems projects, risks and uncertainties exist, and a project could be delayed. We are, however, working to make these systems modifications, and we expect that the necessary changes will be completed on time and in a way that will result in no disruption to our Policy servicing operations.


     THE VARIABLE ACCOUNTS


     Each of the Variable Accounts (segregated asset accounts of NYLIAC) was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Variable Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Variable Accounts.


     Although the assets of each of the Variable Accounts belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and are not chargeable with liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Variable Accounts exceed the reserves and other liabilities of that Variable Account). The income, capital gains and capital losses incurred on the assets of the Variable Accounts are credited to or are charged against the assets of those Variable Accounts, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Variable Accounts is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.

     Each of the Variable Accounts currently has six Investment Divisions, three of which invest Flexible Premium Policy Net Purchase Payments and three of which invest Single Premium Policy Net Purchase Payments solely in the corresponding eligible Portfolios of the Fund. The Eligible Portfolios are the Growth Equity Portfolio, the Bond Portfolio and the Cash Management Portfolio.

     Additional Investment Divisions may be added at the discretion of NYLIAC.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

     THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Fund's shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding". Although we do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various Contracts participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:



              FUND           INVESTMENT ADVISERS        ELIGIBLE PORTFOLIOS
       MainStay VP Series  MacKay-Shields Financial       MainStay VP Cash
           Fund, Inc.            Corporation                 Management
       MainStay VP Series  New York Life Insurance   MainStay VP Growth Equity;
           Fund, Inc.              Company                MainStay VP Bond


     Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. The Fund prospectus should be read carefully before any decision is made concerning the allocation of Net Purchase Payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company, if the shares of the Eligible Portfolios are no longer available for investment, or, if in NYLIAC's judgment, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Variable Accounts. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to a Policy Owner's interest in an Investment Division will not be made until the Policy Owner has been notified of the change. Nothing contained herein shall prevent the Variable Accounts from purchasing other securities for other series or classes of policies, or from effecting a conversion between series or classes of policies on the basis of requests made by Policy Owners.


     The Variable Accounts currently have six Investment Divisions, three of which invest Flexible Premium Policy Net Purchase Payments and three of which invest Single Premium Policy Net Purchase Payments solely in the corresponding Eligible Portfolios of the Fund. NYLIAC may also establish additional Investment Divisions for each of the Variable Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. New Investment Divisions may be established when, in the sole discretion of NYLIAC, marketing, tax, investment or other conditions so warrant. Any new Investment Divisions will be made available to existing Policy Owners on a basis to be determined by NYLIAC. NYLIAC may also eliminate one or more Investment Divisions, if, in its sole discretion, marketing, tax, investment or other conditions so warrant.


     In the event of any such substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the Policies, the Variable Accounts may be operated as management companies under the Investment Company Act of 1940, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

                                  THE POLICIES

     PURPOSE OF POLICIES

     The Policies described in this prospectus are designed to establish retirement benefits for two types of purchasers.

     The first type of purchaser is one who is eligible to participate in, and purchases a Policy for use with, any one of the following: (1) pension, profit sharing, or annuity plans qualified under Sections 401 and 403(a) of the

Internal Revenue Code (the Code): (2) annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code; (3) individual retirement annuities (IRAs) meeting the requirements of Section 408(b) or 408(k) of the Code; or (4) deferred compensation plans with respect to service for state and local governments (and certain other entities) under
Section 457 of the Code. Policies purchased by these individuals for use with these plans are referred to as "Qualified Policies." (See "Federal Tax Matters" at page 28.)


     The second type of purchaser is one who purchases a Policy other than those described above. Policies purchased by these individuals are referred to as Non-Qualified Policies.

     To the extent amounts under the Policies are allocated to the Investment Divisions of the Variable Accounts, the Policies are intended to provide a sum at retirement which will tend to have reflected changes in the cost of living before retirement, without the necessity of paying supplementary premiums to match any increase in living costs which might occur during those years. The Policy Value will fluctuate based on the investment experience of the Investment Divisions selected by the Policy Owner. NYLIAC does not guarantee the investment performance of the Variable Accounts or of the Fund, and the Policy Owner bears the entire investment risk with respect to amounts allocated to the Investment Divisions of the Variable Accounts. There is no assurance that the investment objectives will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Variable Accounts are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Fund.

     PURCHASE PAYMENTS

     In all cases, up to four additional Purchase Payments may be made to Single Premium Policies in any Policy Year. Each additional Purchase Payment must be at least $2,000.

     For Flexible Premium Policies, Purchase Payments (of at least $40 each) may be made at any interval, or by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC, and pre authorized monthly deductions from bank checking accounts and public or private employee payroll deductions. Although the Policy Owner plans a schedule of Purchase Payments for Non-Qualified Flexible Premium Policies, Purchase Payments may be made at any time before the Retirement Date and while the Annuitant and the Policy Owner are living, and may be increased or decreased at any time, provided that the aggregate amount of Purchase Payments for any Policy Year (excluding any premium amounts for riders) may not be more than the greater of (a) twice the Purchase Payments scheduled to be paid in the first Policy Year or (b) $7,500. However, Purchase Payments scheduled for the first Policy Year may not exceed $4,999.

     For Qualified Policies, the Purchase Payments made in any Policy Year may not be more than the amount permitted by the plan or by law for the plan indicated in the application for the Policy. NYLIAC reserves the right to limit the dollar amount of any Purchase Payment.


     If no Purchase Payments are made under a Flexible Premium Policy for two or more Policy Years in a row, and both (a) the total Purchase Payments made, less any partial withdrawals and any surrender charges, and (b) the Policy Value, are less than $2,000, then NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel the Policy and pay the Policy Owner the Policy Value. (See "Cancellations" at page 23.)


     The Purchase Date (the date the Purchase Payment is credited to the Policy) for a subsequent Purchase Payment is the Business Day on which it is received at NYLIAC's Service Office.

     TOTAL DISABILITY BENEFIT RIDER

     NYLIAC will credit a benefit amount as a Net Purchase Payment for the Policy when proof is furnished that the Annuitant has been totally disabled for at least 6 consecutive months if the rider is in force. No benefit amounts will be credited to the Policy after the Retirement Date or, if earlier, after the Policy Anniversary on which the Annuitant is Age 65. Currently, this Rider is not being offered and the information here and in the Statement of Additional Information relates only to existing Riders.

     TRANSFERS

     Prior to 30 days before the Retirement Date, amounts may be transferred between Investment Divisions of the same Variable Account or to the Fixed Account, without charge. The minimum value of Accumulation Units that may be transferred from one Investment Division to another Investment Division within the Variable

Accounts, or to the Fixed Account, is the lesser of (i) $1,000 for Single Premium Policies or $500 for Flexible Premium Policies or (ii) the total value of the Accumulation Units in the Investment Division. The remaining Accumulation Units in the Investment Division must have a value of at least $100. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division would be less than $100, it will be included in the transfer. NYLIAC reserves the right to limit the number of transfers to no more than four in any one Policy Year.


     Depending on state requirements, transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. (See "The Fixed Account" at page 27.)



     Transfer requests must be in writing on a form provided by NYLIAC. Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day during which NYLIAC's Service Office receives the transfer request. (See "Delay of Payments" at page 26.)


     ACCUMULATION PERIOD

     (a) Crediting of Net Purchase Payments

     The Policy Owner may allocate a portion of each Net Purchase Payment to one or more Allocation Alternatives as long as such portions are in whole number percentages, except in New York where the Common Stock Investment Division is not available for Non-Qualified Policies. The minimum amount that may be allocated to any one Allocation Alternative is $1,000 for a Single Premium Policy and $10 for a Flexible Premium Policy.


     That portion of each Net Purchase Payment allocated to a designated Investment Division of a Variable Account under both Single Premium and Flexible Premium Policies is credited to the Policy in the form of Accumulation Units. The number of Accumulation Units credited to a Policy is determined by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the Business Day during which the Purchase Payment is received at NYLIAC's Executive Office or at a Service Office. The value of an Accumulation Unit will vary in accordance with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" at page 27 for a description of interest credited thereto.)


     (b) Valuation of Accumulation Units


     The value of Accumulation Units is expected to increase or decrease from Valuation Period to Valuation Period. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the separate account charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.


     POLICY OWNER INQUIRIES


     Policy Owner inquiries should be addressed to the Service Center that services your Policy. (See page 11.)


                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from Purchase Payments, a surrender charge (sometimes referred to as a contingent deferred sales charge) is imposed on certain partial withdrawals and surrenders to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. The surrender charge is measured as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.


     In the case of a surrender, the surrender charge is deducted from the amount paid to the Policy Owner. In the case of a partial withdrawal, surrender charges are deducted from the remaining value of the Allocation Alternatives from which the partial withdrawals are made. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, the remainder of the charge will be deducted from the amount withdrawn from that Allocation Alternative.


     For Single Premium Policies, the surrender charge is 7% of the amounts withdrawn during the first Policy Year after the initial Purchase Payment is made. The amount of the charge declines 1% for each additional Policy Year so there is no charge after the seventh Policy Year, as shown in the following chart. A surrender charge will be made for amounts withdrawn from an additional Purchase Payment during the first seven Policy Years following that payment. For each additional Purchase Payment, the second Policy Year begins on the first anniversary of such additional Purchase Payment, and so on.

     AMOUNT OF SURRENDER CHARGE

                        POLICY YEAR                           CHARGE
                        -----------                           ------
1...........................................................    7%
2...........................................................    6%
3...........................................................    5%
4...........................................................    4%
5...........................................................    3%
6...........................................................    2%
7...........................................................    1%
8 and later.................................................    0%

     Under a Single Premium Policy, a partial withdrawal will be made from the Allocation Alternatives from which Policy Owners direct NYLIAC to make partial withdrawals, from the value attributable to the earliest Purchase Payment(s), in the order in which they were made. Surrender charges are deducted in the same manner.

     For Flexible Premium Policies, the surrender charge is 7% of the amounts withdrawn or surrendered during the first four Policy Years. The amount of the charge declines 1% for each additional Policy Year, until the tenth Policy Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                        POLICY YEAR                           CHARGE
                        -----------                           ------
1-4.........................................................    7%
  5.........................................................    6%
  6.........................................................    5%
  7.........................................................    4%
  8.........................................................    3%
  9.........................................................    2%
 10.........................................................    1%
 11 and later...............................................    0%

     EXCEPTIONS TO SURRENDER CHARGES


     There are a number of exceptions to the imposition of a surrender charge. First, under a Single Premium Policy, no surrender charge will be applied if the total amount withdrawn in any Policy Year is 10% or less of the Policy Value at the beginning of that Policy Year (the surrender charge will be applied to amounts withdrawn in a Policy Year that are in excess of 10% of the Policy Value at the beginning of that Policy Year). The amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Variable Accounts. (See "The Fixed Account" at page 27.) Second, no surrender charge will be applied if a withdrawal or surrender of at least $2,000 is made and the entire amount is applied under certain Income Payment options in the Policy. However, if within 7 years for Single Premium Policies or 10 years for Flexible Premium Policies, as measured from the Policy Date, any unpaid amount applied under such Income Payment options is withdrawn, a surrender charge will be applied to the amount withdrawn. Third, no surrender charge will be applied if NYLIAC cancels the Policy. (See "Cancellations" at page 23.) Fourth, no surrender charge will be applied when proceeds are paid on the death of the Policy Owner or the Annuitant. Finally, in no event may the aggregate surrender charges under a Policy exceed 8.5% of the total Net Purchase Payments. (See "The Fixed Account" at page 27 for additional exceptions to the imposition of a surrender charge.)


     OTHER CHARGES

     During the Accumulation Period for Flexible Premium Policies, NYLIAC imposes certain charges which have been set at a level to recover no more than the cost for providing policy administration services in connection with the processing of periodic Purchase Payments. A charge for policy administration expenses will be made once each Policy Year on the Policy Anniversary if on that date the total cash value does not equal or exceed $10,000. This charge will be the lesser of $30 or 1% of the Policy Value at the end of the Policy Year. This charge is intended to offset the additional administrative expenses of billing, collecting, processing, and confirming Purchase Payments for Flexible Premium Policies. It is also intended to offset the cost of establishing and maintaining the available methods of payment. (See "Purchase Payments" at page 18.) It will be deducted from each Allocation Alternative in proportion to its percentage of the Policy Value on the Policy Anniversary.


     In addition, during the Accumulation Period, Flexible Premium Policies will be subject to a daily charge for administrative services equal to .50%, on an annual basis, of the daily net asset value of the applicable Variable Account. This charge is intended to offset the additional administrative service expenses of Flexible Premium Policies including: (i) processing changes in future Purchase Payment allocations, (ii) providing Net Purchase Payment histories and the appropriate unit valuations associated with those Purchase Payments, and
(iii) providing Policy Owners with the more extensive annual notices and other notices required for many Flexible Premium Policies.

     Larger Flexible Premium Policies may bear a portion of the cost of administering smaller Flexible Premium Policies because the charge deducted for administrative services expenses is a percentage of net asset value.

     For Single Premium Policies, there is no anniversary charge for policy administration expenses or daily charge for administrative services. Administrative costs are lower for Single Premium Policies. However, in all cases, a $2,000 minimum additional Purchase Payment as compared with a $480 minimum scheduled yearly Purchase Payment, $40 minimum payable at any time for Flexible Premium Policies is required. Therefore, administrative expenses for Single Premium Policies as a percentage of the Purchase Payment remitted are relatively insignificant when compared to Flexible Premium Policy expenses.


     For Flexible Premium and Single Premium Policies, NYLIAC also imposes risk charges to compensate it for bearing certain mortality and expense risks under the Policies. The Policies contain guaranteed minimum monthly fixed Income Payment amount tables. NYLIAC promises to continue to make Income Payments to each Annuitant, determined according to those tables and other provisions contained in the Policy, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. Thus, neither an Annuitant's own longevity nor a greater improvement in life expectancy than that anticipated in those tables will have an adverse effect on the Income Payments received under the Policy. Therefore, the Annuitant is relieved of the risk of outliving the fund accumulated for retirement. That risk is NYLIAC's. A risk also arises from NYLIAC's guarantee that if the Annuitant or the Policy Owner dies prior to the Retirement Date, an amount will be paid to the Beneficiary which will be equal to the greater of (a) the sum of all Purchase Payments less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or (b) the Policy Value. (See "Death Before Retirement" at page 23.) These risks are termed the mortality risk. In addition, NYLIAC assumes the risk that the annual charges may be insufficient to cover the actual costs incurred by NYLIAC for providing policy administration services to Policy Owners and Annuitants. Moreover, NYLIAC does not anticipate that the surrender charges on withdrawals and surrenders will generate sufficient funds to pay the distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from NYLIAC's general funds, including the amount derived from the risk charge. For assuming these risks, NYLIAC makes a daily charge equal to a percentage of the value of the net assets in the Variable Accounts. This charge is equal, on an annual basis, to 1.25% (of which .75% is attributable to mortality risks and .50% to expense risks) of the daily net asset values in the case of Single Premium Policies, and 1.75% (of which .75% is attributable to mortality risks, .50% to expense risks, and .50% for the administrative services described above) in the case of Flexible Premium Policies. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC's general funds.


     NYLIAC guarantees that these charges will not be increased.

     The value of the assets in the Variable Accounts will reflect the value of Fund shares and therefore the fees and expenses paid by the Fund, which are described in the Fund's prospectus.

     TAXES

     NYLIAC will, where such taxes are imposed by state law, deduct premium taxes relative to the Policy either (i) when a Purchase Payment is received,
(ii) when a surrender or cancellation occurs, or (iii) at the Retirement Date. Applicable premium tax rates depend upon such factors as the Policy Owner's current state of residency, and the insurance laws and the status of NYLIAC in states where premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.


     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters" at page 28.) Based upon these expectations, no charge is being made currently to the Variable Accounts for corporate federal income taxes which may be attributable to the Variable Accounts.


     NYLIAC will review the question of a charge to the Variable Accounts for corporate federal income taxes periodically. Such a charge may be made in future years for any federal income taxes incurred by NYLIAC. This might become necessary if the tax treatment of NYLIAC is ultimately determined to be other than what NYLIAC currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in NYLIAC's tax status. In the event that NYLIAC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policies, the Policy Value of the Policies would be correspondingly adjusted by any provision or charge for such taxes.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS


     The Policy Owner may make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the Policy to receive part or all of the Policy Value under both Flexible and Single Premium Policies, at any time before the Retirement Date and while the Annuitant is living, by sending a written request to NYLIAC. The amount available for withdrawal is the Policy Value on the Business Day during which the surrender or withdrawal request is received (established periodic partial withdrawal request date for periodic partial withdrawals) at NYLIAC's Service Office, less any surrender charges, any applicable policy fee and any premium taxes required by law to be deducted. If at the time the Policy Owner makes a withdrawal or surrender request, he or she has not provided NYLIAC with a written election not to have federal income taxes withheld, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal, and remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. All surrenders or withdrawals will be paid within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law) in connection with a request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See "Delay of Payments" at page 26.)


     Since the Policy Owner assumes the investment risk with respect to amounts allocated to the Variable Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than the total Purchase Payments made.


     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General" at page 29.)


     (a) Surrenders


     A surrender charge and any premium tax required by law, if applicable, will be deducted from the amount paid. The proceeds will be paid in a lump sum to the Policy Owner unless the Policy Owner elects a different Income Payment method. (See "Income Payments" at page 24.)


     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with the Policy Owner's request.

     If the value in any of the Allocation Alternatives from which the withdrawal is being made is less than or equal to the amount requested from that Allocation Alternative, NYLIAC will pay the entire value of that Allocation Alternative, less any surrender charge that may apply, to the Policy Owner. The Policy Owner must tell NYLIAC how a partial withdrawal is to be allocated among the Allocation Alternatives.

     (c) Periodic Partial Withdrawals


     Policy Owners may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See page 22.)


     A confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of funds in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, a check will be sent out for less than the scheduled amount and future payments will cease until new Policy Owner instructions have been received designating new periodic partial withdrawal Allocation Alternatives.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "hardship withdrawals." The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For Single Premium Policies the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other surrender charge free withdrawals in that Policy Year, exceed 10% of the Policy Value.

     CANCELLATIONS

     NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel a Flexible Premium Policy if no Purchase Payments are made for 2 or more Policy Years in a row, and both (a) the total Purchase Payments made, less any partial withdrawals and any surrender charges, and (b) the Policy Value, are less than $2,000. If such a cancellation occurs, NYLIAC will pay the Policy Owner the Policy Value.

     Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel Single Premium Policies that have a Policy Value of less than $2,000, and pay the Policy Owner the Policy Value.

     We will notify the Policy Owner in the annual report of our intention to exercise these rights on the 90th day following that Policy Anniversary, unless a Flexible Premium Policy Purchase Payment or Single Premium Policy additional Purchase Payment is received before the end of that 90-day period.

     RETIREMENT DATE

     The Policy Owner specifies a Retirement Date. The Retirement Date is the day that Income Payments are scheduled to commence under the Policy unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Policy Owner may defer the Retirement Date to any Policy Anniversary before the Annuitant will be Age 75 or to a later date agreed to by NYLIAC, provided that written notice of the request is received by NYLIAC at least one month before the last selected Retirement Date. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE RETIREMENT

     If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date) dies prior to the Retirement Date, an amount will be paid, as of the date proof of death and all requirements necessary to make the payment are received, as proceeds to the designated Beneficiary. That amount will be the greater of: (a) the sum of all Purchase Payments less any partial withdrawals, and surrender charges made before notification of death, and less premium amounts for any riders; or (b) the Policy Value. This formula guarantees that the amount paid will at least equal the sum of all Purchase Payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders), independent of the investment experience of the Variable Accounts. The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options.

     If a Policy Owner of a Policy issued after January 18, 1985, dies before the Retirement Date, the Policy will no longer be in force and we will pay as proceeds to the Beneficiary an amount which is the greater of "(a)" or "(b)" as they are described in the preceding paragraph. Payment will be made in a lump sum to the Beneficiary unless the Policy Owner has elected or the Beneficiary elects otherwise in a signed written notice which gives us the facts that we need. If such an election is properly made, all or part of these proceeds will be:


          (i) applied under options 1A or 1B. (See "Income Payments" below.) However, any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the Owner's death will be paid in one lump sum to the Beneficiary; or


          (ii) used to purchase an immediate annuity for the Beneficiary who will be the owner and annuitant. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the Policy Owner's death (as determined for federal tax purposes), and must begin within one year after the Policy Owner's death.

     The value of the proceeds will be determined at the end of the Valuation Period during which death occurs.


     For Policies issued after January 18, 1985, if the Policy Owner and the Annuitant are not the same person and the Policy Owner's spouse is the Beneficiary, or if the Policy Owner and the Annuitant are the same individual and the Policy Owner's spouse is the Beneficiary and the Contingent Annuitant, the proceeds can be paid to the surviving spouse if the Policy Owner dies before the Retirement Date or the Policy can continue with the Policy Owner's surviving spouse as the new Policy Owner. Generally, NYLIAC will not issue a Policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned Policy, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General" at page 29.)


     If the Annuitant and Joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.


     Any distribution or application of Policy proceeds will be made within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments" at page 26.)


     INCOME PAYMENTS

     (a) Election of Income Payment Options

     Income Payments can be either variable, fixed or a combination of both. At any time before the Retirement Date, the Policy Owner may change the Income Payment option or request any other method of payment agreeable to NYLIAC. If an Income Payment option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, proof of birth date may be required before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater.

     In the event that an Income Payment option is not selected, NYLIAC will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed) in accordance with Income Payment option 3A and the Annuity Benefit section of the Policy.

     Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total Purchase Payments if the Annuitant dies before the actuarially predicted date of death.


     For Income Payment options not involving life contingencies (options 1A, 1B, 2A, 2A-V or 2B below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See "Other Charges" at page 20.)


     (b) Fixed Income Payments

     The Policy Owner (or the Beneficiary upon the death of the Annuitant, or the Policy Owner prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:

          1A. Interest Accumulation. NYLIAC credits interest (at least 3 1/2% per year) on the funds remaining under this Income Payment option. This amount can be withdrawn at any time in sums of $100 or more. Interest is paid to the date of withdrawal on sums withdrawn.

          1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3% per year), every 3 months or 6 months, or once each year, as chosen, based on the funds remaining under this Income Payment option.

          2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.

          2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interests have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3
      1/2% on the funds remaining under the Income Payment option.

          3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the Payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the Payee dies sooner.

          3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the Payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the Payee dies sooner.

          3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two Payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both Payees die sooner.

     (c) Variable Income Payments

     For Qualified Policies and, depending on state filing and review processes, for Non-Qualified Policies, the Policy Owner (or the Beneficiary upon the death of the Annuitant or the Policy Owner prior to the Retirement Date) may also elect to have a portion or all of the Policy Value used to provide Income Payments under one of the Variable Income Payment options described below:

          2A-V. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. The current value of any remaining Income Payments may be withdrawn in whole or in part at any time before the expiration of the number of years elected.

          3A-V. Life Income-Guaranteed Period. NYLIAC will make an Income Payment each month during the lifetime of the Payee. Income Payments will be made for a guaranteed period of 5, 10, 15, or 20 years, as elected, even if the Payee dies sooner.

          3C-V. Life Income-Joint and Survivor. NYLIAC will make an Income Payment each month during the joint lifetime of two Payees, and continuing for the remaining lifetime of the survivor. Income Payments will be made for a guaranteed period of 10 years, even if both Payees die sooner.

     (d) Value of Variable Income Payments

     The value of Variable Income Payments will reflect the investment experience of the Common Stock Investment Division. The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. The annuity tables in the Policy, which are used to calculate the value of Variable Income Payments, are based on an "assumed investment result" of 4% (3 1/2% if the Policy is issued for delivery in Florida or Texas). If the actual net investment experience exactly equals the "assumed investment result," then the Variable Income Payments will remain the same (equal to the first Income Payment). However, if actual investment experience exceeds the "assumed investment result," then the Income Payments will increase; conversely, if actual experience is worse, the Income Payments will decrease.

     If a higher "assumed investment result" were used, the first Income Payment would be larger, but subsequent payments would increase more slowly or decrease more quickly.

     The value of all payments (both fixed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

     The method of computation of Variable Income Payments is described in more detail in the Statement of Additional Information.

     (e) Other Methods of Payment

     If NYLIAC agrees, the Policy Owner (or the Beneficiary upon the death of the Annuitant, or the Policy Owner prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.

     A Payee receiving payments under Income Payment options 1A, 1B, 2A, 2A-V or 2B may later elect (with NYLIAC's permission) to have any unpaid amount placed under another method of payment.


     If a Payee dies on or after the Retirement Date, any unpaid Policy proceeds must be paid under the method of payment being used as of the date of the Payee's death. (For certain restrictions on methods of payment, see "Federal Tax Matters" at page 28.)


     (f) Legal Developments Regarding Income Payments

     Income Payment options involving life income are based on annuity tables that provide the same benefit payments to men and women of the same age. In some states, however, the use of such tables is restricted to Policies affected by the 1983 Supreme Court decision in Arizona Governing Committee v. Norris. In those states, Income Payment options involving life income will be based on annuity tables that provide different benefit payments to men and women of the same age, unless NYLIAC is requested to endorse the policy to use unisex actuarial tables in order to comply with the intent of the Norris decision. If a Policy is to be used in connection with an employment-related retirement or benefit plan, consideration should be given, in consultation with legal counsel, to whether the Policy should be endorsed to use unisex actuarial tables.

     In addition, legislation was introduced in Congress which, had it been enacted, would have required the use of tables that do not vary on the basis of sex for some or all annuities. Currently, several states have enacted such laws.

     (g) Proof of Survivorship

     Satisfactory proof of survival may be required, from time to time, before any Income Payments or other benefits will be paid. The proof will be requested at least 30 days prior to the next scheduled benefit payment date.

     DELAY OF PAYMENTS

     Payment of any amounts due from the Variable Accounts under the Policy will occur within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission; or

          3. The Securities and Exchange Commission permits a delay for the protection of security holders.

     For the same reasons, transfers from the Variable Accounts to the Fixed Account may be delayed.

     DESIGNATION OF BENEFICIARY

     The Policy Owner may select one or more Policy Beneficiaries and name them in the application. Thereafter, before the Retirement Date and while the Annuitant is living, the Policy Owner may change the Beneficiary by written notice to NYLIAC. If before the Retirement Date, the Annuitant dies before the Policy Owner and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the Policy Owner. If the Policy Owner is the Annuitant, the proceeds pass to the Policy Owner's estate.

     However, if the Policy Owner who is not the Annuitant dies before the Retirement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the Policy Owner's estate.

     RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer before the account can be redeemed.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     Distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction; the earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may nonetheless be subject to a 10% additional income tax as a premature distribution. To the extent that these limitations on distributions conflict with the redeemability provisions of the Investment Company Act, NYLIAC relies upon the November 28, 1988 SEC "No-Action" letter for exemptive relief.

     Under the terms of your plan you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                               THE FIXED ACCOUNT

     The Fixed Account includes all of NYLIAC's assets except those assets allocated to separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. An interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly neither the Fixed Account nor any interests therein are generally subject to the provisions of these statutes, and NYLIAC has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to Net Purchase Payments or portions of Net Purchase Payments allocated or transferred to the Fixed Account under the Policies. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

     (b) Surrender Charges


     Surrender charges may be applied to withdrawals from the Fixed Account. (See "Surrender Charges" at page 19.) In addition to the "Exceptions to Surrender Charges" described at page 20, subject to any applicable state insurance law or regulation, a surrender charge will not be imposed on any amount which is withdrawn from the Fixed Account if on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and the Policy Owner, within 60 days after that Policy Anniversary, withdraws part or all of that amount allocated to the Fixed Account. (For Single Premium Policies, this determination is made independently, for each additional Purchase Payment or portion of each additional Purchase Payment transferred to the Fixed Account, on the anniversary of each such Purchase Payment; for Flexible Premium Policies, NYLIAC reserves the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)

     (c) Transfers to Investment Divisions

     Depending on state filing and review processes, amounts may be transferred from the Fixed Account to the Variable Account Investment Divisions up to 30 days prior to the Retirement Date, subject to the following conditions.

          1. An amount may be transferred from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and the Policy Owner, within 60 days after that Policy Anniversary, makes a request for such transfer. There is no minimum transfer requirements under this condition.


          2. For Single Premium Policies, during the first seven Policy Years following the Purchase Payment to which an amount to be transferred is attributed, an amount equal to 10% or less of the Policy Value at the beginning of the Policy Year may be transferred during that Policy Year from the Fixed Account to the Investment Divisions. However, any amount so transferred will reduce, by an equivalent amount, the total amount that may be withdrawn during that Policy Year from the Policy Value under the first exception to the imposition of surrender charges described at "Exceptions to Surrender Charges" at page 20. In addition, any amount withdrawn during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that may be transferred under this condition in that same Policy Year. For each Purchase Payment, the second Policy Year begins on the first anniversary of that Purchase Payment, and so on.


          3. For Flexible Premium Policies, except as stated in (c)1 above, transfers are not permitted from the Fixed Account during the first ten Policy Years.

          4. Transfers of at least the minimum amount are permitted, for Single Premium Policies, after the first seven Policy Years following the Purchase Payment to which an amount to be transferred is attributed, or, for Flexible Premium Policies, after the first ten Policy Years. The minimum amount that may be transferred from the Fixed Account to the Investment Divisions is the lesser of (i) $1,000 for Single Premium Policies or $500 for Flexible Premium Policies or (ii) the cash value (accumulation value) of the Fixed Account attributed to that Purchase Payment for Single Premium Policies or the total value of the Fixed Account for Flexible Premium Policies. (Additionally, for Flexible Premium Policies, the remaining values in the Fixed Account must be at least $100. If, after a contemplated transfer, the remaining values in the Flexible Premium Policy Fixed Account would be less than $100, that amount may be included in the transfer.)


     For both Single and Flexible Premium Policies, NYLIAC reserves the right to limit the total number of transfers to no more than four in any one Policy Year. NYLIAC also reserves the right to limit the dollar amount of any such transfers. (See "Transfers" at page 18.)


     Transfer requests must be in writing on a form provided by NYLIAC.

     (d) General Matters

     Payments of any amount due from the Fixed Account may be delayed.

     See the Policy itself for details and a description of the Fixed Account.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     The Qualified Policies were designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 401, 403, 408 or 457 of the Internal Revenue Code of 1986 (the "Code"). The ultimate effect of federal income taxes on the Policy Value, on Income Payments and on the economic benefit to the Policy Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before making a Purchase Payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws except with respect to the imposition of any state premium taxes.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the Policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.


     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity contract owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (accumulation value) (i.e., "withdrawals") or as Income Payments under the Income Payment option elected. The exception to this rule is that, generally, an owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the Policy Owner's Policy Value over the Policy Owner's investment in the contract during the taxable year with respect to Purchase Payments made after February 28, 1986. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value generally will be treated as a distribution.



     In the case of a withdrawal or surrender distributed to a participant or beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total Policy Value. The "investment in the contract" generally equals the portion, if any, of any Purchase Payments paid by or on behalf of an individual under a Policy which is not excluded from the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero. A special rule may apply to such surrenders or withdrawals from Qualified Policies with respect to investment in the contract as of December 31, 1986. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).


     Withdrawal and annuity payments generally are subject to federal income tax withholding. However, recipients generally may elect not to have tax withheld from distributions, except that withholding is mandatory with respect to certain distributions from section 401(a), 403(a) and 403(b) plans.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the annuity starting date, amounts received are first treated as taxable income to the extent that the Policy Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the Policy, in general, only the portion of the Income Payment that represents the amount by which the Policy Value exceeds the "investment in the contract" will be taxed; after the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For Variable Income Payments, in general the taxable portion (prior to recovery of the investment in the contract) is determined by a formula which establishes a specific dollar amount of each Income Payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For Fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.


     In the case of a distribution pursuant to a Qualified or Non-Qualified Policy, there may be imposed a penalty tax equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer is actual age 59 1/2, (2) made as a result of the Policy Owner's death or disability, or (3) received in substantially equal installments as a life annuity.


     All non-qualified, deferred annuity contracts entered into after October 21, 1988 issued by NYLIAC (or its affiliates) to the same Policy Owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same Policy Owner. Accordingly, a Policy Owner should consult a competent tax advisor before purchasing more than one Policy or other annuity contract.

     A transfer of ownership of a Policy, or designation of an annuitant or other beneficiary who is not also the Policy Owner, may result in certain income or gift tax consequences to the Policy Owner that are beyond the scope of this discussion. A Policy Owner contemplating any transfer or assignment of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, NYLIAC makes no attempt to provide more than general information about use of the Policies with the various types of qualified plans. Policy Owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy issued in connection therewith. Purchasers of Policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Policy therefor.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Accounts are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Accounts on a tax-deferred basis.

          (c) Corporate Pension and Profit-Sharing Plans and H.R. 10
     Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies to provide benefits under the plans.


          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.


                          DISTRIBUTOR OF THE POLICIES


     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 3 1/2% of Purchase Payments or such other special arrangements, which may provide for the payment of higher commissions to a broker-dealer in connection with sales of the Policies. Purchasers of Policies will be informed prior to purchase of any applicable special arrangement.

                                 VOTING RIGHTS

     To the extent required by law, the Eligible Portfolio shares held in the Variable Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, NYLIAC may elect to do so.

     As a result of a change in Maryland law, the Fund is no longer required to hold routine annual stockholder meetings. The Fund's Board of Directors has decided not to hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in Policy Owners having a lesser role in governing the business of the Fund.

     The number of votes which are available to a Policy Owner will be calculated separately for each Investment Division of the Variable Accounts. That number will be determined by applying his or her percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     Prior to the Retirement Date, the Policy Owner holds a voting interest in each Investment Division to which Policy Value is allocated. The number of votes which are available to a Policy Owner will be determined by dividing the Policy Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     After the Retirement Date, the person receiving Variable Income Payments has the voting interest. The number of votes after the Retirement Date will be determined by dividing the reserve for such Policy allocated to a Common Stock Investment Division by the net asset value per share of the Growth Equity Portfolio. After the Retirement Date, the votes attributable to a Policy decrease as the reserves allocated to a Common Stock Investment Division decrease. In determining the number of votes, fractional shares will be recognized.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

     Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                      STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
THE POLICIES................................................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    4
MAINSTAY VP SERIES FUND, INC. ..............................    6
GENERAL MATTERS.............................................    6
FEDERAL TAX MATTERS.........................................    7
DISTRIBUTOR OF THE POLICIES.................................    8
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS......................    8
STATE REGULATION............................................    8
RECORDS AND REPORTS.........................................    8
LEGAL PROCEEDINGS...........................................    8
INDEPENDENT ACCOUNTANTS.....................................    9
OTHER INFORMATION...........................................    9
FINANCIAL STATEMENTS........................................  F-1

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

The Facilitator:
A contemporary retirement annuity
for dynamic financial times
YOUR  STATEMENTS  OF
ADDITIONAL  INFORMATION

                                      LOGO

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
     51 MADISON AVENUE, ROOM 2105
     NEW YORK, NY 10010                                           Bulk Rate
                                                                U.S. Postage
                                                                    PAID
                                                                Secaucus, NJ
                                                                Permit No. 38

                                                                    LOGO
                                                                 Printed on
                                                                  recycled
                                                                    paper

                                                              VLI18711 (598)

                         NYLIAC MFA SEPARATE ACCOUNT I

                         NYLIAC MFA SEPARATE ACCOUNT II
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                                FACILITATOR(R)*
                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)

                                  MAY 1, 1998



     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the current Facilitator Prospectus. Accordingly, this Statement should be read in conjunction with the current Facilitator Prospectus, dated May 1, 1998, which may be obtained by calling NYLIAC at the Service Center that services your Policy (see page 11 of the Prospectus.) Terms used in the current Facilitator Prospectus are incorporated in this Statement.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
THE POLICIES................................................    2
     Total Disability Benefit Rider.........................    2
     Valuation of Accumulation Units........................    2
     Computation of Variable Income Payments................    3
     Contingent Annuitant...................................    3
INVESTMENT PERFORMANCE CALCULATIONS.........................    4
     Money Market Investment Division.......................    4
     Bond Investment Division Yields........................    4
     Bond and Common Stock Standard Total Return
      Calculations..........................................    5
     Other Performance Data.................................    5
MAINSTAY VP SERIES FUND, INC. ..............................    6
GENERAL MATTERS.............................................    6
FEDERAL TAX MATTERS.........................................    7
     Taxation of New York Life Insurance and Annuity
      Corporation...........................................    7
     Tax Status of the Policies.............................    7
DISTRIBUTOR OF THE POLICIES.................................    8
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS......................    8
STATE REGULATION............................................    8
RECORDS AND REPORTS.........................................    8
LEGAL PROCEEDINGS...........................................    8
INDEPENDENT ACCOUNTANTS.....................................    9
OTHER INFORMATION...........................................    9
FINANCIAL STATEMENTS........................................  F-1


* Facilitator(R) is NYLIAC's registered service mark for the Policies and is not meant to connote performance.

                                  THE POLICIES

     The following provides additional information about the Policies, to supplement the description in the Prospectus, which may be of interest to some Policy Owners.

     TOTAL DISABILITY BENEFIT RIDER

     As described in the Prospectus, the Total Disability Benefit Rider credits benefit amounts as Net Purchase Payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the Policy after either the Retirement Date or, if earlier, the Policy Anniversary on which the Annuitant is Age 65. The Annuitant is considered to be totally disabled if unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities; (i) those that start prior to the Annuitant's fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.


     The benefit amount for each month during a period of total disability will be determined as follows: (a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the Basic Plan Premiums (Purchase Payments less premium amounts paid for riders) paid or credited within the 60 months before the disability began; (b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the Basis Plan Premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;
(c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled Basic Plan Premiums for the first Policy Year divided by 12 or the total Basic Plan Premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect. However, for a Flexible Premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a Flexible Premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See "Federal Tax Matters--Qualified Plans" at page 30 of the Prospectus.)


     For Non-Qualified Policies, only total disabilities of the Primary Annuitant (the person named as the Annuitant in the application for a Policy) are covered. However, previously, if the Contingent Annuitant became the Annuitant, the Policy Owner could apply to NYLIAC to have a new rider included in the Policy to cover the Contingent Annuitant. New sales of the Total Disability Rider have been discontinued.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of each Variable Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Valuation Period equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Valuation Period multiplied by the "Net Investment Factor" for that Investment Division for the current Valuation Period.

     The Net Investment Factor for each Investment Division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

        (a) is the result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus (only in the case of Variable Account II Investment Divisions),

             (3) a charge or credit, if any, for taxes; and

          (b) is the net result of:

             (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of Variable Account II Investment Divisions),

             (2) a charge or credit, if any, for taxes; and


          (c) is a factor representing the charges deducted from the applicable Investment Division on a daily basis. For Flexible Premium Policies the factor is equal, on an annual basis, to 1.75% of the daily net asset value of Variable Accounts I and II, respectively. This factor represents a charge of 1.25% for mortality and expense risks (of which .75% is attributable to mortality risks and .50% to expense risks) and a charge of .50% for administrative services. For Single Premium Policies, such factor is equal, on an annual basis, to 1.25% of the daily net asset value of Variable Accounts I and II, respectively, and represents the charge for mortality and expense risks (of which .75% is attributable to mortality risks and .50% to expense risks). (See "Other Charges" at page 20 of the Prospectus.)


     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

     COMPUTATION OF VARIABLE INCOME PAYMENTS

     Monthly Income Payments paid by NYLIAC on a variable basis are computed as follows. The Policy Value (or portion of the Policy Value used to provide Variable Income Payments) is applied under the table contained in the Policy corresponding to the payment method elected by the Policy Owner. This will produce a dollar amount which is the first monthly payment.

     In order to determine subsequent monthly payments, the Policy is credited with Variable Annuity Units in the Investment Divisions of the Variable Accounts corresponding to the Growth Equity Portfolio. The Policy Value you tell us to apply to provide Variable Income Payments under either Single or Flexible Premium Policies will be used to purchase Annuity Units in the Common Stock Investment Division for Single Premium Policies. The amount of Variable Income Payments will increase or decrease according to the value of the Annuity Units which reflects the investment experience of that Common Stock Investment Division. The number of Annuity Units credited is determined by dividing the first monthly payment by the value of one Annuity Unit on the Retirement Date. Thereafter, each monthly payment is calculated by multiplying the number of Annuity Units so credited by the value of an Annuity Unit on the last Business Day that is at least 10 calendar days prior to the date of that monthly payment.

     For Variable Income Payment options, the value of Annuity Units in the Common Stock Investment Division is determined each Business Day by multiplying the Annuity Unit Value for the immediately preceding Business Day by the product of:

          (i) the Net Investment Factor for the Common Stock Investment Division adjusted to reflect a factor of 1.25% for the mortality and expense risk charges deducted from the Variable Account on a daily basis, and

          (ii) a discount factor of .99989255 (.99990575 if the Policy is issued for delivery in Florida or Texas) to recognize the assumed investment result. Under these Policies, the assumed investment result is 4% (3 1/2% if the Policy is issued for delivery in Florida or Texas). If the Net Investment Factor of the Common Stock Investment Division exceeds the assumed investment result on an annual basis, monthly payments will be increased. If the Net Investment Factor is less, monthly payments will decrease.

     CONTINGENT ANNUITANT

     As described in the Prospectus, the Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before the Retirement Date if the Policy Owner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.

     If prior to the Retirement Date, while the Policy Owner is still living, a Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not become payable to the Beneficiary at the death of the Primary Annuitant; instead, the Policy will continue in force and the proceeds will become payable upon the death of the Contingent Annuitant, before the Retirement Date, or upon the death of the Policy Owner if earlier. All Policy Owner rights and the benefits provided under the Policy will continue in effect during the lifetime of the Contingent Annuitant, as provided in the Policy, as if the Contingent Annuitant were the

Annuitant, except for the Total Disability Benefit Rider. (See "Total Disability Benefit Rider" at page 18 of the Prospectus and at page 2 of this Statement of Additional Information.) After the Policy is issued, the Contingent Annuitant may be deleted but not changed.



     The named Contingent Annuitant will be considered deleted if a Policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the Policies do not provide for the naming of Contingent Annuitants. (See "Federal Tax Matters" at page 28 of the Prospectus.)


                      INVESTMENT PERFORMANCE CALCULATIONS

     MONEY MARKET INVESTMENT DIVISION


     NYLIAC calculates the Money Market Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for Flexible Premium Policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Investment Division of a Variable Account will be lower than the yield for the Cash Management Portfolio of the Fund.



     NYLIAC also calculates the effective yield of the Money Market Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.


     The yield on amounts held in a Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio, and its operating expenses.


     For the seven-day period ending December 31, 1997, the Money Market Investment Divisions' annualized yields were 4.41% and 3.84% respectively, for Single Premium and Flexible Premium Policies (both Variable Account I and Variable Account II). For the same period, the effective yields were 4.51% and 3.91% respectively, for Single Premium and Flexible Premium Policies (both Variable Account I and Variable Account II).


     BOND INVESTMENT DIVISION YIELDS


     NYLIAC may from time to time disclose the current annualized yield of the Bond Investment Division for 30-day periods. The annualized yield of a Bond Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:


----                        YIELD % 2((a-b+1)(6)-1)
                                       ---
                                       cd

Where:    a = net investment income earned during the period by the Portfolio attributable to shares owned by the Bond Investment Division.

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of accumulation units outstanding during the period.

          d = the maximum offering price per accumulation unit on the last day of the period.


     Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Policy Owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular Policy. Surrender charges range from 7% to 0% of the amount of Policy Value withdrawn depending on the elapsed time since the Policy was issued.

     Because of the charges and deductions imposed by the Variable Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Bond Portfolio of the Fund, and its operating expenses.


     For the 30-day period ended December 31, 1997, the annualized yields for the Bond Investment Divisions were 5.19% and 4.65% respectively, for Single Premium Policies and Flexible Premium Policies (both Variable Account I and Variable Account II).


     BOND AND COMMON STOCK STANDARD TOTAL RETURN CALCULATIONS


     NYLIAC may from time to time also calculate average annual total returns for one or more of the Bond or Common Stock Investment Divisions for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                P(1+T)(n) = ERV

Where:    P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.


     For the one, five, and ten year periods ending December 31, 1997, and the period from January 23, 1984 to December 31, 1997, respectively, the average annual total returns for the Single Premium Policies for the Bond Investment Division were 0.71%, 5.35%, 7.50%, and 8.27%, respectively, for Variable Account I, and 0.71%, 5.35%, 7.49%, and 8.31%, respectively, for Variable Account II. For the same periods, the average annual total returns for Flexible Premium Policies for the Bond Investment Division were 0.20%, 4.17%, 6.85%, and 7.73%, respectively, for Variable Account I, and 0.20%, 4.18%, 6.86%, and 7.75%, respectively, for Variable Account II.



     For the one, five, and ten year periods ending December 31, 1997, and the period from January 23, 1984 to December 31, 1997, respectively, the average annual total returns for the Single Premium Policies for the Common Stock Investment Division were 16.41%, 16.42%, 15.75%, and 12.48%, respectively, for Variable Account I. For the same periods, the average annual total returns for Flexible Premium Policies for the Common Stock Investment Division were 15.83%, 15.11%, 15.05%, and 11.92%, respectively, for Variable Account I.



     For the one, five, and ten year periods ending December 31, 1997, and the period from January 18, 1985 to December 31, 1997, respectively, the average annual total returns for the Single Premium Policies for the Common Stock Investment Division were 16.41%, 16.42%, 15.75%, and 13.45%, respectively, for Variable Account II. For the same periods, the average annual total returns for Flexible Premium Policies for the Common Stock Investment Division were 15.83%, 15.11%, 15.05%, and 12.75%, respectively, for Variable Account II.


OTHER PERFORMANCE DATA


     NYLIAC may from time to time also calculate average annual total returns in a non-standard format in conjunction with the standard format described above. The nonstandard format will be identical to the standard format except that the surrender charge percentage will not be reflected.



     Using the nonstandard format, for the one, five, and ten year periods ending December 31, 1997, and the period from January 23, 1984 to December 31, 1997, respectively, the average annual total returns for the Single Premium Policies for the Bond Investment Division were 8.29%, 6.00%, 7.50%, and 8.27%, respectively, for Variable Account I, and 8.29%, 6.00%, 7.49%, and 8.31%, respectively, for Variable Account II. For the same periods, the average annual total returns for Flexible Premium Policies for the Bond Investment Division were

7.75%, 5.47%, 6.96%, and 7.73%, respectively, for Variable Account I, and 7.75%, 5.47%, 6.96%, and 7.75%, respectively, for Variable Account II.



     For the one, five, and ten year periods ending December 31, 1997, and the period from January 23, 1984 to December 31, 1997, respectively, the average annual total returns for the Single Premium Policies for the Common Stock Investment Division were 25.17%, 17.13%, 15.75%, and 12.48%, respectively, for Variable Account I. For the same periods, the average annual total returns for Flexible Premium Policies for the Common Stock Investment Division were 24.55%, 16.54%, 15.17%, and 11.92%, respectively, for Variable Account I.



     For the one, five, and ten year periods ending December 31, 1997, and the period from January 18, 1985 to December 31, 1997, respectively, the average annual total returns for the Single Premium Policies for the Common Stock Investment Division were 25.17%, 17.13%, 15.75%, and 13.45%, respectively, for Variable Account II. For the same periods, the average annual total returns for Flexible Premium Policies for the Common Stock Investment Division were 24.55%, 16.54%, 15.17%, and 12.84%, respectively, for Variable Account II.



     NYLIAC may from time to time also calculate cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will not be reflected.


                                 CTR = ERV/P-1

Where: CTR = the cumulative total return net of an Investment Division recurring charges for the period

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof)

         P = a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.

                         MAINSTAY VP SERIES FUND, INC.


     The MainStay VP Series Fund, Inc. is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.



     The Fund currently issues its shares only to separate accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.


                                GENERAL MATTERS

     NON-PARTICIPATING. The Policies are non-participating; no dividends are payable.


     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age, sex or both in the Policy are incorrect, NYLIAC will change the benefits payable to those which the Purchase Payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Legal Developments Regarding Income Payments" at page 26 of the Prospectus.)



     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the Policy, a Non-Qualified Policy or any interest in it, may be assigned by the Policy Owner prior to the Retirement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 29 of the Prospectus.)


     MODIFICATION. NYLIAC may not modify the Policy without the consent of the Policy Owner except to make the Policy meet the requirements of the Investment Company Act of 1940, or to make the Policy comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the Policy as an annuity.

     INCONTESTABILITY. The Policy will not be contested after it has been in force during the lifetime of the Annuitant for 2 years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     NYLIAC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Variable Accounts are not entities separate from NYLIAC, and their operations form a part of NYLIAC, they will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Accounts are reinvested and are taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, NYLIAC believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.


     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Fund must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Variable Accounts, through the Fund, intend to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5, which affect how the Fund's assets may be invested. Although NYLIAC is affiliated with the Fund's investment advisers, it does not control the Fund or the Portfolios' investments.

     Although the Treasury Department has issued regulations on the diversification requirements such regulations do not provide guidance concerning the extent to which Policy owners may direct their investments to particular subaccounts of a Variable Account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the Policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Variable Accounts or otherwise to qualify the Policy for favorable tax treatment.


     The Code also requires that non-qualified annuity contracts issued after January 18, 1985, contain specific provisions for distribution of the policy proceeds upon the death of any Policy Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that (a) if any Policy Owner dies on or after the Retirement Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Policy Owner's death; and (b) if any Policy Owner dies before the Retirement Date, the entire interest in the Policy must generally be distributed within 5 years after the Policy Owner's date of death. These requirements will be considered satisfied if the entire interest of the Policy is used to purchase an immediate annuity under which payments will begin within one year of the Policy Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The Owner's Beneficiary is the person to whom ownership of the Policy passes by reason of death and must be a natural person. If the Beneficiary is the Policy Owner's surviving spouse, the Policy may be continued with the surviving spouse as the new Policy Owner. If the Owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-qualified Policies issued after January 18, 1985, contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in such Policies issued after January 18, 1985, satisfy all such Code requirements. The provisions contained in non-qualified Policies issued after January 18, 1985, will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.


     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special withholding rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES


     NYLIFE Distributors Inc. ("NYLIFE Distributors"), the distributor of the Policies, will offer the Policies on a continuous basis. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The maximum commission payable to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors is set forth in the Prospectus. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the Policies. Purchasers of Policies will be informed prior to purchase of any applicable special arrangement.



     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to NYLIFE Distributors Inc. was $1,090,927, of which $545,464 was retained by them. For the year ended December 31, 1996, the aggregate amount of underwriting commissions paid to NYLIFE Distributors Inc. was $1,170,817, of which $585,409 was retained by them. For the year ended December 31, 1997, the aggregate amount of underwriting commissions paid to NYLIFE Distributors Inc. was $1,221,372, of which $610,686 was retained by them.



     The offering is on a continuous basis.


                     SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

     Title to assets of the Variable Accounts is held by NYLIAC. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. An annual statement is filed with the Delaware Commissioner of insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Variable Accounts.

     In addition NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Policies will be modified accordingly.

                              RECORDS AND REPORTS

     All records and accounts relating to the Variable Accounts will be maintained by NYLIAC. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, NYLIAC will mail to all Policy Owners at their last known address of record, at least semi-annually after the first Policy Year, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS


     In 1995, NYLIAC and New York Life settled a nationwide class action brought in New York State court related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge and has been upheld on appeal.



     There are also actions in various jurisdictions by individual policyowners who either did or did not exclude themselves from the settlement of the nationwide class action and a purported class action claiming to include numerous policyholders in one jurisdiction who did not exclude themselves from the nationwide class action. The certification by a non-New York State court of a purported class action claiming to include numerous policyholders in that state who excluded themselves from the settlement of the nationwide class action was recently reversed by an intermediate appellate court; plaintiffs filed a motion for rehearing in the intermediate appellate court and the motion was denied. Plaintiffs may file a petition with the highest court within the statutory time allowed to do so. Most of these actions seek substantial or unspecified compensatory and punitive damages.



     NYLIAC is also a defendant in other individual suits arising from its insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.



     Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


                            INDEPENDENT ACCOUNTANTS

     The annual financial statements of the Variable Accounts and NYLIAC are audited by Price Waterhouse LLP, independent accountants, whose reports appear herein. The financial statements included in this Statement of Additional Information have been included in reliance on the reports of Price Waterhouse LLP, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value (Identified
    Cost: $95,051,746; $157,210,073;
    $34,041,390; $56,312,744;
    $5,332,914; $7,602,729,
    respectively).......................  $113,951,914   $197,002,640   $ 33,930,533   $ 58,318,994   $  5,332,919   $  7,602,633

LIABILITIES:
  Liability for mortality and expense
    risk charges........................       364,589        879,977        110,107        264,134         17,371         35,570
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $113,587,325   $196,122,663   $ 33,820,426   $ 58,054,860   $  5,315,548   $  7,567,063
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,249,437; 4,165,714;
      1,089,905; 2,006,615; 265,537;
      405,438, respectively.............  $113,587,325   $196,122,663   $ 33,820,426   $ 58,054,860   $  5,315,548   $  7,567,063
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      50.50   $      47.08   $      31.03   $      28.93   $      20.02   $      18.66
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    793,224   $  1,371,335   $  2,126,470   $  3,656,404   $    301,746   $    436,429
  Mortality and expense risk charges....    (1,357,340)    (3,302,747)      (436,839)    (1,057,682)       (73,665)      (148,906)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (564,116)    (1,931,412)     1,689,631      2,598,722        228,081        287,523
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    13,764,635     25,532,727      6,874,618     12,595,614      3,022,885      3,583,718
  Cost of investments sold..............    (9,548,813)   (16,582,457)    (6,681,562)   (11,626,909)    (3,022,997)    (3,583,957)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss)
        on investments..................     4,215,822      8,950,270        193,056        968,705           (112)          (239)
  Realized gain distribution received...    14,771,244     25,537,359         95,013        163,372             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     5,780,475      8,692,840        766,951        705,665            184            342
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain on investments...........    24,767,541     43,180,469      1,055,020      1,837,742             72            103
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (51,898)      (126,748)        (6,734)       (16,251)          (391)        (1,000)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in total equity
        resulting from operations.......  $ 24,151,527   $ 41,122,309   $  2,737,917   $  4,420,213   $    227,762   $    286,626
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                          MFA SEPARATE ACCOUNT I
                                                          TAX-QUALIFIED POLICIES




                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1997
and December 31, 1996

                                                                                 COMMON STOCK
                                                                             INVESTMENT DIVISIONS
                                                      ------------------------------------------------------------------
                                                              SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                 POLICIES                            POLICIES
                                                      ------------------------------      ------------------------------
                                                          1997              1996              1997              1996
                                                      ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................  $   (564,116)     $   (320,492)     $ (1,931,412)     $ (1,414,088)
    Net realized gain (loss) on investments.........     4,215,822         3,173,694         8,950,270         5,239,879
    Realized gain distribution received.............    14,771,244        12,396,168        25,537,359        21,908,560
    Change in unrealized appreciation (depreciation)
      on investments................................     5,780,475         4,212,928         8,692,840         8,090,871
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account.................       (51,898)          (29,535)         (126,748)          (73,374)
                                                      ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity
        resulting from operations..................    24,151,527        19,432,763        41,122,309        33,751,848
                                                      ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments..................       754,147           892,545         4,629,389         5,245,235
    Policyowners' surrenders........................   (11,263,827)      (10,349,553)      (27,429,297)      (19,870,464)
    Policyowners' annuity and death benefits........    (1,293,819)         (756,854)       (1,085,309)       (1,053,485)
    Net transfers from (to) Fixed Account...........       504,772         1,306,116         1,204,503           768,815
    Transfers between Investment Divisions..........       466,315         1,984,443         1,492,856         1,256,201
                                                      ------------      ------------      ------------      ------------
      Net contributions and withdrawals.............   (10,832,412)       (6,923,303)      (21,187,858)      (13,653,698)
                                                      ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.........    13,319,115        12,509,460        19,934,451        20,098,150
TOTAL EQUITY:
    Beginning of year...............................   100,268,210        87,758,750       176,188,212       156,090,062
                                                      ------------      ------------      ------------      ------------
    End of year.....................................  $113,587,325      $100,268,210      $196,122,663      $176,188,212
                                                      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                          MFA SEPARATE ACCOUNT I
                                                          TAX-QUALIFIED POLICIES

                            BOND                                                MONEY MARKET
                    INVESTMENT DIVISIONS                                    INVESTMENT DIVISIONS
    -----------------------------------------------------   -----------------------------------------------------
         SINGLE PREMIUM             FLEXIBLE PREMIUM             SINGLE PREMIUM             FLEXIBLE PREMIUM
            POLICIES                    POLICIES                    POLICIES                    POLICIES
    -------------------------   -------------------------   -------------------------   -------------------------
       1997          1996          1997          1996          1997          1996          1997          1996
    -------------------------------------------------------------------------------------------------------------
    $ 1,689,631   $ 1,870,069   $ 2,598,722   $ 2,964,471   $   228,081   $   281,440   $   287,523   $   318,455
        193,056       792,321       968,705      (103,187)         (112)         (241)         (239)         (213)
         95,013            --       163,372            --            --            --            --            --
        766,951    (2,518,451)      705,665    (2,886,635)          184           205           342           172
         (6,734)       (1,918)      (16,251)       (4,673)         (391)         (292)       (1,000)         (837)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      2,737,917       142,021     4,420,213       (30,024)      227,762       281,112       286,626       317,577
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        149,719       418,803     1,770,297     2,261,015        53,680        41,170       335,693       370,550
     (4,949,859)   (6,143,986)  (10,332,134)   (9,830,346)   (1,892,719)   (1,160,675)   (2,748,767)   (2,213,470)
       (262,993)     (515,470)     (511,771)     (494,572)      (15,502)      (49,194)      (72,602)      (82,067)
        (13,052)      (94,904)     (186,189)      (73,881)     (212,192)      (45,276)      (76,561)     (158,369)
       (868,097)   (1,426,456)   (2,077,747)   (1,137,466)      407,401      (558,653)      585,963      (118,735)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (5,944,282)   (7,762,013)  (11,337,544)   (9,275,250)   (1,659,332)   (1,772,628)   (1,976,274)   (2,202,091)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (3,206,365)   (7,619,992)   (6,917,331)   (9,305,274)   (1,431,570)   (1,491,516)   (1,689,648)   (1,884,514)
     37,026,791    44,646,783    64,972,191    74,277,465     6,747,118     8,238,634     9,256,711    11,141,225
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $33,820,426   $37,026,791   $58,054,860   $64,972,191   $ 5,315,548   $ 6,747,118   $ 7,567,063   $ 9,256,711
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1997

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value (Identified Cost: $112,542,016;
    $14,418,934; $47,771,408;
    $5,781,124; $6,833,841; $761,251,
    respectively).......................  $133,621,909   $ 17,387,414   $ 47,327,501   $  5,906,520   $  6,833,870   $    761,253

LIABILITIES:
  Liability for mortality and
    expense risk charges................       425,880         77,724        154,784         26,607         22,063          3,400
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $133,196,029   $ 17,309,690   $ 47,172,717   $  5,879,913   $  6,811,807   $    757,853
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,637,755; 367,664;
      1,514,468; 202,918; 340,280;
      40,605, respectively..............  $133,196,029   $ 17,309,690   $ 47,172,717   $  5,879,913   $  6,811,807   $    757,853
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      50.50   $      47.08   $      31.15   $      28.98   $      20.02   $      18.66
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    930,130   $    120,998   $  2,978,917   $    370,143   $    373,764   $     42,719
  Mortality and expense risk charges....    (1,562,468)      (287,660)      (614,630)      (105,909)       (91,197)       (14,578)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (632,338)      (166,662)     2,364,287        264,234        282,567         28,141
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    13,859,102      2,006,128     10,081,051      1,148,539      3,438,177        441,023
  Cost of investments sold..............   (10,078,568)    (1,333,735)    (9,717,571)    (1,057,741)    (3,438,217)      (441,040)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss)
        on investments..................     3,780,534        672,393        363,480         90,798            (40)           (17)
  Realized gain distribution received...    17,319,759      2,253,166        133,101         16,538             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     7,321,265        835,447        995,883         73,994            129             27
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain on investments...........    28,421,558      3,761,006      1,492,464        181,330             89             10
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (59,410)       (11,378)        (9,453)        (1,640)          (466)           (99)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase in total equity
        resulting from operations.......  $ 27,729,810   $  3,582,966   $  3,847,298   $    443,924   $    282,190   $     28,052
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                         MFA SEPARATE ACCOUNT II
                                                          NON-QUALIFIED POLICIES





                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1997
and December 31, 1996

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              1997              1996              1997              1996
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................  $   (632,338)     $   (341,227)     $   (166,662)     $   (119,592)
    Net realized gain (loss) on investments.............     3,780,534         2,863,179           672,393           730,753
    Realized gain distribution received.................    17,319,759        14,237,172         2,253,166         1,855,445
    Change in unrealized appreciation (depreciation)
      on investments....................................     7,321,265         5,082,531           835,447           378,417
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account..................................       (59,410)          (33,143)          (11,378)           (6,179)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in total equity resulting
        from operations.................................    27,729,810        21,808,512         3,582,966         2,838,844
                                                          ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................       698,016           395,084           265,718           334,233
    Policyowners' surrenders............................    (9,979,186)       (7,029,217)       (1,552,399)       (1,361,255)
    Policyowners' annuity and death benefits............    (1,846,691)       (1,776,084)         (201,003)         (361,605)
    Net transfers from (to) Fixed Account...............     1,261,793         1,824,875            41,777            53,354
    Transfers between Investment Divisions..............       558,642         2,267,603           236,080           194,671
                                                          ------------      ------------      ------------      ------------
      Net contributions and withdrawals.................    (9,307,426)       (4,317,739)       (1,209,827)       (1,140,602)
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.............    18,422,384        17,490,773         2,373,139         1,698,242
TOTAL EQUITY:
  Beginning of year.....................................   114,773,645        97,282,872        14,936,551        13,238,309
                                                          ------------      ------------      ------------      ------------
  End of year...........................................  $133,196,029      $114,773,645      $ 17,309,690      $ 14,936,551
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                         MFA SEPARATE ACCOUNT II
                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        1997           1996           1997           1996           1997           1996           1997           1996
    ---------------------------------------------------------------------------------------------------------------------
    $  2,364,287   $  2,615,387   $    264,234   $    290,551   $    282,567   $    341,914   $     28,141   $     34,405
         363,480        885,700         90,798        101,932            (40)          (218)           (17)           (37)
         133,101             --         16,538             --             --             --             --             --
         995,883     (3,278,935)        73,994       (396,619)           129            195             27             33
          (9,453)        (2,743)        (1,640)          (460)          (466)          (399)           (99)           (94)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,847,298        219,409        443,924         (4,596)       282,190        341,492         28,052         34,307
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         195,193        293,618        104,100        162,387        (11,970)       144,933         22,330         45,316
      (6,748,806)    (6,156,264)      (808,651)      (801,419)    (1,228,154)    (5,114,726)      (118,945)      (223,883)
      (1,409,901)    (1,864,016)      (109,111)      (203,473)       (31,260)      (145,938)        (1,760)       (29,102)
          57,010        224,591        (17,535)       (15,179)       (43,738)       (84,802)        (4,291)        (3,919)
        (810,766)    (2,803,497)      (129,141)      (147,893)       276,812        566,995       (106,939)       (46,777)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (8,717,270)   (10,305,568)      (960,338)    (1,005,577)    (1,038,310)    (4,633,538)      (209,605)      (258,365)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (4,869,972)   (10,086,159)      (516,414)    (1,010,173)      (756,120)    (4,292,046)      (181,553)      (224,058)
      52,042,689     62,128,848      6,396,327      7,406,500      7,567,927     11,859,973        939,406      1,163,464
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 47,172,717   $ 52,042,689   $  5,879,913   $  6,396,327   $  6,811,807   $  7,567,927   $    757,853   $    939,406
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
    New York Life Insurance and Annuity Corporation MFA Separate Account I ("Separate Account I") and New York Life Insurance and Annuity Corporation
MFA Separate Account II ("Separate Account II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Qualified Multi-Funded Retirement Annuity Policies ("Separate Account I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account II") issued by New York Life Insurance and Annuity Corporation.
  Separate Account I and Separate Account II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account I and Separate Account II are invested exclusively in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation. Effective December 19, 1994, sales of all such Policies were discontinued.
  There are six Investment Divisions within both Separate Account I and Separate Account II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account I or Separate Account II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account I and Separate Account II and the Fixed Account of New York Life Insurance and Annuity Corporation.
  No Federal income tax is payable on investment income or capital gains of Separate Account I or Separate Account II under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.
  Annuity Reserves--The reserves are computed for currently payable contracts in accordance with rates taken from approved valuation mortality tables. The assumed interest rate is 4%, unless issued in Florida or Texas where the rate is 3 1/2%. Separate Account II Common Stock Investment Division for Single Premium Policies had variable annuity unit values as of December 31, 1997 and December 31, 1996 of $2.90 and $2.41, respectively.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
    At December 31, 1997, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account I and Separate
Account II is as follows:

                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Number of shares...........................     5,610         9,700        2,582         4,437         5,333          7,603
Identified cost*...........................   $95,052      $157,210      $34,041       $56,313       $ 5,333       $  7,603
SEPARATE ACCOUNT II (NON-QUALIFIED
  POLICIES)
Number of shares...........................     6,579           856        3,601           449         6,834            761
Identified cost*...........................  $112,542       $14,419      $47,771       $ 5,781       $ 6,834       $    761

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 1997, were as follows:

                                                 GROWTH EQUITY                                          CASH MANAGEMENT
                                                   PORTFOLIO                 BOND PORTFOLIO                PORTFOLIO
                                             ----------------------      ----------------------      ----------------------
                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Purchases..................................  $17,127       $27,900       $ 2,696       $ 3,972       $ 1,586       $  1,888
Proceeds from sales........................   13,765        25,533         6,875        12,596         3,023          3,584
SEPARATE ACCOUNT II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $21,236       $ 2,881       $ 3,836       $   465       $ 2,681       $    258
Proceeds from sales........................   13,859         2,006        10,081         1,149         3,438            441

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
   Separate Account I and Separate Account II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible
Premium Policies are charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
   Separate Account I and Separate Account II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains.
The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------
    At December 31, 1997, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                    COMMON STOCK                    BOND                    MONEY MARKET
                                                INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                               ----------------------      ----------------------      ----------------------
                                                SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                               PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                               POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                               ------------------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $19,028       $25,366       $ 5,271       $14,246       $   345       $  1,752
Accumulated net investment income (loss).....    2,390        (1,369)       26,695        40,639         5,000          5,866
Accumulated net realized gain (loss)
  on investments and realized gain
  distributions received.....................   73,522       132,972         2,126         1,488            (1)            (1)
Unrealized appreciation (depreciation)
  on investments.............................   18,900        39,793          (111)        2,006            --             --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (253)         (639)         (161)         (324)          (28)           (50)
                                               -------       -------       -------       -------       -------       --------
Net amount applicable to Policyowners........ $113,587      $196,123       $33,820       $58,055       $ 5,316       $  7,567
                                              ========      ========       =======       =======       =======       ========
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $30,009       $ 2,562       $ 7,178       $   745       $   911       $     31
Accumulated net investment income (loss).....    2,414           (96)       37,693         4,654         5,939            737
Accumulated net realized gain (loss)
  on investments and realized gain
  distributions received.....................   79,972        11,931         3,015           402            (1)            --
Unrealized appreciation (depreciation)
  on investments.............................   21,080         2,968          (444)          125            --             --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (279)          (55)         (269)          (46)          (37)           (10)
                                               --------      -------       -------       -------       -------       --------
Net amount applicable to Policyowners........ $133,196       $17,310       $47,173       $ 5,880       $ 6,812       $    758
                                              ========       =======       =======       =======       =======       ========

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
    Transactions in accumulation units were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                1997           1996           1997           1996
                                                              -----------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Units issued on premium payments............................      17             25            112            154
Units redeemed on surrenders................................    (270)          (298)          (663)          (599)
Units redeemed on annuity and death benefits................      (6)            (4)            (6)            (6)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      11             36             27             22
Units issued (redeemed) on transfers between
  Investment Divisions......................................      11             52             35             38
                                                               -----          -----          -----          -----
    Net decrease............................................    (237)          (189)          (495)          (391)
Units outstanding, beginning of year........................   2,486          2,675          4,661          5,052
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   2,249          2,486          4,166          4,661
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Units issued on premium payments............................      16             13              6             10
Units redeemed on surrenders................................    (233)          (219)           (38)           (48)
Units redeemed on annuity and death benefits................     (28)           (22)            (2)            (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      28             51              1              2
Units issued (redeemed) on transfers between
  Investment Divisions......................................      11             56              6              5
                                                               -----          -----          -----          -----
    Net decrease............................................    (206)          (121)           (27)           (33)
Units outstanding, beginning of year........................   2,844          2,965            395            428
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   2,638          2,844            368            395
                                                               =====          =====          =====          =====

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


    -------------------------------------------------------------------------------------
            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      1997       1996       1997       1996       1997       1996       1997       1996
    -------------------------------------------------------------------------------------
         5         15         65         86          3          2         18         21
      (170)      (234)      (390)      (391)       (96)       (63)      (151)      (129)
        (6)        (4)        (5)        (3)        (1)        (2)        (3)        --
        (1)        (3)        (7)        (3)       (11)        (2)        (4)        (9)
       (30)       (52)       (76)       (43)        21        (29)        32         (7)
     -----      -----      -----      -----      -----      -----      -----      -----
      (202)      (278)      (413)      (354)       (84)       (94)      (108)      (124)
     1,292      1,570      2,420      2,774        350        444        513        637
     -----      -----      -----      -----      -----      -----      -----      -----
     1,090      1,292      2,007      2,420        266        350        405        513
     =====      =====      =====      =====      =====      =====      =====      =====
         7          7          4          6         (1)         8          1          3
      (248)      (257)       (31)       (36)       (63)      (277)        (6)       (14)
       (29)       (29)        (2)        (2)        (1)        (2)        --         (1)
         2          8         (1)        --         (2)        (5)        --         --
       (27)       (97)        (5)        (6)        14         30         (6)        (3)
     -----      -----      -----      -----      -----      -----      -----      -----
      (295)      (368)       (35)       (38)       (53)      (246)       (11)       (15)
     1,809      2,177        238        276        393        639         52         67
     -----      -----      -----      -----      -----      -----      -----      -----
     1,514      1,809        203        238        340        393         41         52
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------
    The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of Separate Account I and Separate Account II:

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
COMMON STOCK INVESTMENT DIVISIONS                              1997        1996        1995        1994        1993
                                                              ------------------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $40.34      $32.81      $25.72      $25.73      $22.90
Net investment income (loss)................................   (0.24)      (0.12)         --        0.03        0.06
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   10.40        7.65        7.09       (0.04)       2.77
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $50.50      $40.34      $32.81      $25.72      $25.73
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $40.34      $32.81      $25.72      $25.73      $22.90
Net investment income (loss)................................   (0.23)      (0.12)         --        0.03        0.07
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................   10.39        7.65        7.09       (0.04)       2.76
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $50.50      $40.34      $32.81      $25.72      $25.73
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1997        1996        1995        1994        1993
                                                              ------------------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $37.80      $30.90      $24.34      $24.48      $21.90
Net investment loss.........................................   (0.44)      (0.29)      (0.14)      (0.09)      (0.06)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    9.72        7.19        6.70       (0.05)       2.64
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $47.08      $37.80      $30.90      $24.34      $24.48
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $37.80      $30.90      $24.34      $24.48      $21.90
Net investment loss.........................................   (0.43)      (0.29)      (0.14)      (0.09)      (0.06)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    9.71        7.19        6.70       (0.05)       2.64
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $47.08      $37.80      $30.90      $24.34      $24.48
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES


--------------------------------------------------------------------------------------------------------------------
                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
BOND INVESTMENT DIVISIONS                                      1997        1996        1995        1994        1993
                                                              -------------------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $28.66      $28.44      $24.34      $25.51      $23.19
Net investment income.......................................    1.42        1.29        1.30        1.22        1.39
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    0.95       (1.07)       2.80       (2.39)       0.93
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $31.03      $28.66      $28.44      $24.34      $25.51
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $28.76      $28.54      $24.43      $25.60      $23.28
Net investment income.......................................    1.42        1.30        1.31        1.19        1.44
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    0.97       (1.08)       2.80       (2.36)       0.88
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $31.15      $28.76      $28.54      $24.43      $25.60
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1997        1996        1995        1994        1993
                                                              ------------------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $26.85      $26.78      $23.03      $24.26      $22.17
Net investment income.......................................    1.18        1.14        1.16        1.11        1.20
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    0.90       (1.07)       2.59       (2.34)       0.89
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $28.93      $26.85      $26.78      $23.03      $24.26
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $26.89      $26.82      $23.07      $24.30      $22.20
Net investment income.......................................    1.20        1.13        1.15        1.10        1.13
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................    0.89       (1.06)       2.60       (2.33)       0.97
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $28.98      $26.89      $26.82      $23.07      $24.30
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

--------------------------------------------------------------------------------

                                                                             SINGLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
             MONEY MARKET INVESTMENT DIVISIONS                 1997        1996        1995        1994        1993
                                                              ------------------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $19.26      $18.57      $17.81      $17.36      $17.07
Net investment income.......................................    0.76        0.69        0.76        0.45        0.29
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $20.02      $19.26      $18.57      $17.81      $17.36
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $19.26      $18.57      $17.81      $17.36      $17.07
Net investment income.......................................    0.76        0.69        0.76        0.45        0.29
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $20.02      $19.26      $18.57      $17.81      $17.36
                                                              ======      ======      ======      ======      ======

                                                                            FLEXIBLE PREMIUM POLICIES
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1997        1996        1995        1994        1993
                                                              ------------------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $18.05      $17.48      $16.85      $16.51      $16.32
Net investment income.......................................    0.61        0.57        0.63        0.34        0.19
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $18.66      $18.05      $17.48      $16.85      $16.51
                                                              ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year...............................  $18.05      $17.48      $16.85      $16.51      $16.32
Net investment income.......................................    0.61        0.57        0.63        0.34        0.19
                                                              ------      ------      ------      ------      ------
Unit value, end of year.....................................  $18.66      $18.05      $17.48      $16.85      $16.51
                                                              ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation MFA Separate Account I and New York Life Insurance and Annuity Corporation MFA Separate Account II, comprised of the Single and Flexible Premium Policies Common Stock Investment Divisions, the Single and Flexible Premium Policies Bond Investment Divisions and the Single and Flexible Premium Policies Money Market Investment Divisions at December 31, 1997, and the results of each of their operations, the changes in each of their total equity, and the selected per unit data for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 with the MainStay VP Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

     In our opinion, the accompanying balance sheets and the related statements of income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1997 and 1996, and the results of its operations and its cash flows for the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)
                                 BALANCE SHEET

                                                                DECEMBER 31,
                                                              -----------------
                                                               1997      1996
                                                              -------   -------
                                                                (IN MILLIONS)
                                    ASSETS
Fixed maturities
     Available for sale, at fair value......................  $12,170   $11,854
     Held to maturity, at amortized cost....................      801       647
Equity securities...........................................       83        70
Mortgage loans..............................................    1,305     1,113
Real estate.................................................      151       151
Policy loans................................................      481       464
Other long-term investments.................................       20        17
                                                              -------   -------
          Total investments.................................   15,011    14,316
Cash and cash equivalents...................................      773       236
Deferred policy acquisition costs...........................      688       691
Other assets................................................      345       252
Separate account assets.....................................    4,315     2,445
                                                              -------   -------
          Total assets......................................  $21,132   $17,940
                                                              =======   =======
                     LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances.............................  $13,716   $13,163
Future policy benefits......................................      276       251
Policy claims...............................................       55        57
Deferred taxes..............................................       93        47
Other liabilities...........................................      727       333
Separate account liabilities................................    4,303     2,403
                                                              -------   -------
          Total liabilities.................................   19,170    16,254
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized,
  2,500 issued and outstanding).............................       25        25
Additional paid in capital..................................      480       480
Net unrealized gains on investments.........................      157        68
Retained earnings...........................................    1,300     1,113
                                                              -------   -------
          Total stockholder's equity........................    1,962     1,686
                                                              -------   -------
          Total liabilities and stockholder's equity........  $21,132   $17,940
                                                              =======   =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               1997     1996     1995
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
     Universal life and annuity fees........................  $  267   $  234   $  224
     Net investment income..................................   1,066    1,048    1,012
     Investment gains, net..................................     126       65       38
     Other income...........................................      82       58       71
                                                              ------   ------   ------
          Total revenues....................................   1,541    1,405    1,345
                                                              ------   ------   ------
EXPENSES
     Interest credited to policyholders' account balances...     748      723      742
     Policyholder benefits..................................     141      117      168
     Operating expenses.....................................     352      299      239
                                                              ------   ------   ------
          Total expenses....................................   1,241    1,139    1,149
                                                              ------   ------   ------
Income before Federal income taxes..........................     300      266      196
Federal income taxes:
     Current................................................     114      121       84
     Deferred...............................................      (1)     (24)      (8)
                                                              ------   ------   ------
          Total Federal income taxes........................     113       97       76
                                                              ------   ------   ------
Net income..................................................  $  187   $  169   $  120
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               1997     1996     1995
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Stockholder's equity, beginning of year.....................  $1,686   $1,676   $1,141
Net income..................................................     187      169      120
Change in unrealized gains and losses on investments........      89     (159)     415
                                                              ------   ------   ------
Stockholder's equity, end of year...........................  $1,962   $1,686   $1,676
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)
                            STATEMENT OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                1997      1996      1995
                                                              --------   -------   -------
                                                                     (IN MILLIONS)
Cash Flows from Operating Activities:
  Net income................................................  $    187   $   169   $   120
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization..........................       (43)      (18)      (26)
     Net capitalization of deferred policy acquisition
       costs................................................       (85)      (44)      (40)
     Universal life and annuity fees........................      (202)     (188)     (183)
     Interest credited to policyholders' account balances...       748       723       742
     Net realized investment gains..........................      (126)      (65)      (38)
     Deferred income taxes..................................        (1)      (24)       (8)
     Decrease in net separate account assets................        30         6        17
     Decrease (increase) in other assets and other
       liabilities..........................................       126      (127)      308
     (Decrease) increase in policy claims...................        (2)      (24)        8
     Increase (decrease) in future policy benefits..........        25        18       (80)
                                                              --------   -------   -------
          Net cash provided by operating activities.........       657       426       820
                                                              --------   -------   -------
Cash Flows from Investing Activities:
  Proceeds from sale of available for sale fixed
     maturities.............................................    13,378     5,787     2,370
  Proceeds from maturity of available for sale fixed
     maturities.............................................     1,137     1,505       930
  Proceeds from sale of held to maturity fixed securities...         3        --        --
  Proceeds from maturity of held to maturity fixed
     maturities.............................................       112       141       103
  Proceeds from sale of equity securities...................       140        47        40
  Proceeds from repayment of mortgage loans.................       220       143       244
  Proceeds from sale of real estate.........................        24        55        13
  Proceeds from other invested assets.......................        16         4        31
  Cost of available for sale fixed maturities acquired......   (14,391)   (7,447)   (4,320)
  Cost of held to maturity fixed maturities acquired........      (281)      (95)     (162)
  Cost of equity securities acquired........................      (163)      (43)      (12)
  Cost of mortgage loans acquired...........................      (413)     (280)     (320)
  Cost of real estate acquired..............................        (4)      (35)      (14)
  Cost of other invested assets acquired....................       (25)       (8)       (5)
  Policy loans..............................................       (17)      (29)      (25)
  Securities sold under agreements to repurchase (net)......       134       (37)     (168)
                                                              --------   -------   -------
          Net cash used in investing activities.............      (130)     (292)   (1,295)
                                                              --------   -------   -------
Cash Flows from Financing Activities:
  Policyholders' account balances:
     Deposits...............................................     1,228     1,069     1,252
     Withdrawals............................................      (176)     (562)     (751)
  Net transfers to the separate accounts....................    (1,040)     (733)     (238)
  Other, net................................................        --        --       (52)
                                                              --------   -------   -------
          Net cash provided (used) by financing
            activities......................................        12      (226)      211
                                                              --------   -------   -------
Effect of exchange rate changes on cash and cash
  equivalents...............................................        (2)        2        (1)
                                                              --------   -------   -------
Net increase (decrease) in cash and cash equivalents........       537       (90)     (265)
                                                              --------   -------   -------
Cash and cash equivalents, beginning of year................       236       326       591
                                                              --------   -------   -------
Cash and cash equivalents, end of year......................  $    773   $   236   $   326
                                                              ========   =======   =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC"), is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. The cost basis of fixed maturities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in stockholder's equity, net of deferred taxes and related adjustments. Realized losses are recognized in net income for other than temporary declines in the fair value of equity securities. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments include investments that have maturities of between 91-365 days at date of purchase. They are included in fixed maturities on the balance sheet, and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments used by NYLIAC to hedge exposure to interest rate and foreign currency fluctuations are accounted for on an accrual basis. Realized gains and losses related to contracts that are effective hedges on specific assets are deferred and recognized in net income in the same period as gains and losses on the hedged assets. Amounts payable or receivable under interest rate, currency and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Unamortized premiums are included in other assets in the balance sheet.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business and certain costs of issuing policies that vary with and are primarily related to the production of new business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

     The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in stockholder's equity.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate accounts, the liability represents amounts due policyholders pursuant to the terms of the binder agreements.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1997 the FASB issued SFAS 130, "Reporting Comprehensive Income" which establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income is composed of two items -- "net income" and "other comprehensive income". Other comprehensive income includes all changes in equity from nonowner sources (e.g., unrealized holding gains and losses on available for sale securities).

     This Statement requires that the Company classify items of other comprehensive income according to their nature and present each item separately in the financial statement in which other comprehensive income is reported. This Statement also requires that the accumulated balance of other comprehensive income be reported as a separate item in the equity section of the balance sheet. This Statement is effective for the 1998 financial statements of the Company. Reclassification of financial statements for earlier periods provided for comparative purposes is required. Adoption of this Statement will have no effect on reported net income or stockholder's equity.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach (including provisions for credit risk) or a proprietary matrix pricing model.

     At December 31, 1997 and 1996, the maturity distribution of fixed maturities was as follows (in millions):

                                                     1997                       1996
                                           ------------------------   ------------------------
                                           AMORTIZED     ESTIMATED    AMORTIZED     ESTIMATED
           AVAILABLE FOR SALE                 COST      FAIR VALUE       COST      FAIR VALUE
           ------------------              ----------   -----------   ----------   -----------
Due in one year or less..................   $   480       $   482      $   489       $   491
Due after one year through five years....     3,053         3,099        3,019         3,039
Due after five years through ten years...     2,156         2,230        2,122         2,151
Due after ten years......................     2,425         2,608        2,030         2,091
Asset-backed securities:
     Government or government agency.....     2,271         2,324        2,866         2,916
     Other...............................     1,411         1,427        1,168         1,166
                                            -------       -------      -------       -------
     Total Available for Sale............   $11,796       $12,170      $11,694       $11,854
                                            =======       =======      =======       =======

                                                     1997                       1996
                                           ------------------------   ------------------------
                                           AMORTIZED     ESTIMATED    AMORTIZED     ESTIMATED
            HELD TO MATURITY                  COST      FAIR VALUE       COST      FAIR VALUE
            ----------------               ----------   -----------   ----------   -----------
Due in one year or less..................   $    30       $    30      $    24       $    24
Due after one year through five years....       225           239          192           194
Due after five years through ten years...       226           240          235           241
Due after ten years......................       224           238          100           105
Asset-backed securities..................        96            97           96            96
                                            -------       -------      -------       -------
     Total Held to Maturity..............   $   801       $   844      $   647       $   660
                                            =======       =======      =======       =======

     At December 31, 1997 and 1996, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):


                                                                  1997
                                            -------------------------------------------------
                                            AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
            AVAILABLE FOR SALE                COST        GAINS        LOSSES     FAIR VALUE
            ------------------              ---------   ----------   ----------   -----------
U.S. Treasury and U.S. Government
  corporations and agencies...............   $ 1,066       $ 36         $ 1         $ 1,101
U.S. agencies, state and municipal........     1,946         42           2           1,986
Foreign governments.......................       237         19          --             256
Corporate.................................     7,136        276          12           7,400
Other.....................................     1,411         20           4           1,427
                                             -------       ----         ---         -------
     Total Available for Sale.............   $11,796       $393         $19         $12,170
                                             =======       ====         ===         =======
            HELD TO MATURITY
            ----------------

Corporate.................................   $   705       $ 42         $--         $   747
Other.....................................        96          1          --              97
                                             -------       ----         ---         -------
     Total Held to Maturity...............   $   801       $ 43         $--         $   844
                                             =======       ====         ===         =======


                                                                  1996
                                            -------------------------------------------------
                                            AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
            AVAILABLE FOR SALE                COST        GAINS        LOSSES     FAIR VALUE
            ------------------              ---------   ----------   ----------   -----------
U.S. Treasury and U.S. Government
  corporations and agencies...............   $ 1,243       $ 24         $ 7         $ 1,260
U.S. agencies, state and municipal........     2,561         64          15           2,610
Foreign governments.......................       191         13           1             203
Corporate.................................     6,531        131          47           6,615
Other.....................................     1,168         19          21           1,166
                                             -------       ----         ---         -------
     Total Available for Sale.............   $11,694       $251         $91         $11,854
                                             =======       ====         ===         =======

                                            AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
             HELD TO MATURITY                 COST        GAINS        LOSSES     FAIR VALUE
             ----------------               ---------   ----------   ----------   -----------
Corporate.................................   $   551       $ 15         $ 2         $   564
Other.....................................        96      --             --              96
                                             -------       ----         ---         -------
     Total Held to Maturity...............   $   647       $ 15         $ 2         $   660
                                             =======       ====         ===         =======

EQUITY SECURITIES

     Estimated fair value for equity securities has been determined using quoted market prices. At December 31, 1997 and 1996, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                                   UNREALIZED   UNREALIZED   ESTIMATED
                            COST     GAINS        LOSSES     FAIR VALUE
                            ----   ----------   ----------   ----------
1997......................  $66       $25           $8          $83
1996......................  $63       $ 8           $1          $70

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property. The carrying value of mortgage loans was $1,305 million and $1,113 million at December 31, 1997 and 1996, respectively.

     The fair market value of the mortgage loan portfolio at December 31, 1997 and 1996 is estimated to be $1,408 million and $1,194 million, respectively. Market values are determined by discounting the projected cash flow for each individual loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 1997, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $108 million, all at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The provision for losses on mortgage loans was $14 million and $20 million at December 31, 1997 and 1996, respectively. The activity in the specific and general provision as of December 31, 1997 and 1996 is summarized below (in millions):

                                                     1997   1996
                                                     ----   ----
Beginning balance..................................  $20    $20
Reductions credited to operations..................   (1)    (1)
Direct writedowns..................................   --      9
Recoveries of amounts previously charged off.......   (5)    (8)
                                                     ---    ---
Ending balance.....................................  $14    $20
                                                     ===    ===

     Impaired mortgage loans along with specific provisions for losses as of December 31, 1997 and 1996, were as follows (in millions):

                                                    1997   1996
                                                    ----   ----
Impaired mortgage loans with provisions for
  losses..........................................  $19    $ 39
Provision for losses..............................   (8)    (14)
                                                    ---    ----
Net impaired mortgage loans.......................  $11    $ 25
                                                    ===    ====

     NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 1997 and 1996, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                 1997     1996
                                                ------   ------
Property Type:
     Office building..........................  $  601   $  643
     Retail...................................     255      235
     Apartments...............................     187      179
     Residential..............................     172       18
     Other....................................      90       38
                                                ------   ------
          Total...............................  $1,305   $1,113
                                                ======   ======
Geographic Region:
     Central..................................  $  250   $  246
     Pacific..................................     145      133
     Middle Atlantic..........................     426      377
     South Atlantic...........................     362      307
     New England..............................      73       33
     Other....................................      49       17
                                                ------   ------
          Total...............................  $1,305   $1,113
                                                ======   ======

REAL ESTATE

     At December 31, 1997 and 1996, NYLIAC's real estate portfolio consisted of the following (in millions):


                                                   1997   1996
                                                   ----   ----
Investment.......................................  $103   $105
Acquired through foreclosure.....................    19     39
Real estate joint ventures and limited partnerships  29      7
                                                   ----   ----
          Total real estate......................  $151   $151
                                                   ====   ====


     Accumulated depreciation on real estate was $8 million and $5 million at December 31, 1997 and 1996, respectively. Depreciation expense totaled $3 million for each of the years ended December 31, 1997, 1996 and 1995.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 1997, 1996 and 1995, were as follows (in millions):

                                        1997     1996     1995
                                       ------   ------   ------
Fixed maturities.....................  $  961   $  920   $  904
Equity securities....................       6        3        3
Mortgage loans.......................      96       93       82
Real estate..........................      18       21       19
Policy loans.........................      39       37       35
Other................................       1        6        4
                                       ------   ------   ------
     Gross investment income.........   1,121    1,080    1,047
Investment expenses..................     (55)     (32)     (35)
                                       ------   ------   ------
          Net investment income......  $1,066   $1,048   $1,012
                                       ======   ======   ======

     For the years ended December 31, 1997, 1996 and 1995, realized investment gains computed under the specific identification method are as follows (in millions):

                                              1997             1996             1995
                                         --------------   --------------   --------------
                                         GAINS   LOSSES   GAINS   LOSSES   GAINS   LOSSES
                                         -----   ------   -----   ------   -----   ------
Fixed maturities.......................  $172    $ (83)   $100    $ (64)   $ 62    $ (32)
Equity securities......................     9       (4)     22       (1)     16       (7)
Mortgage loans.........................    12       (8)     15      (19)     15      (19)
Real estate............................     3       (2)      6       (3)      1       (1)
Derivative instruments.................    80      (71)     46      (41)    102     (102)
Other..................................    19       (1)      7       (3)      9       (6)
                                         ----    -----    ----    -----    ----    -----
     Subtotal..........................  $295    $(169)   $196    $(131)   $205    $(167)
                                         ----    -----    ----    -----    ----    -----
Investment gains, net..................            $126              $65              $38
                                                  =====             ====             ====

     During 1997, one fixed maturity investment that had been classified as held to maturity was sold due to credit deterioration. The investment had an amortized cost of $2,791,000, and the sale resulted in a realized gain of $14,000.

     Stockholder's equity at December 31, 1997 and 1996 includes net unrealized gains as follows (in millions):

                                                              1997    1996
                                                              -----   -----
Net unrealized gains on investments before adjustments......  $ 382   $ 163
                                                              -----   -----
Related adjustments:
     Deferred policy acquisition costs......................   (148)    (60)
     Policyholder liabilities...............................      7       2
     Deferred Federal income taxes..........................    (84)    (37)
                                                              -----   -----
                                                               (225)    (95)
                                                              -----   -----
Net unrealized gains on investments included in
  stockholder's equity......................................  $ 157   $  68
                                                              =====   =====

     Changes in net unrealized gains and losses on investments were as follows (in millions):

                                                              1997   1996
                                                              ----   -----
Unrealized gains (losses) on investments:
     Beginning of year......................................  $163   $ 535
     End of year............................................   382     163
                                                              ----   -----
     Net change.............................................   219    (372)
Change in related adjustments of balance sheet accounts:
     Deferred policy acquisition costs......................   (88)    136
     Policyholder liabilities...............................     5      (7)
     Deferred Federal income taxes..........................   (47)     84
                                                              ----   -----
Change in unrealized gains on investments...................    89    (159)
Net unrealized gains on investments at beginning of year....    68     227
                                                              ----   -----
Net unrealized gains on investments at end of year..........  $157   $  68
                                                              ====   =====

NOTE 5 -- INSURANCE LIABILITIES

POLICYHOLDERS' ACCOUNT BALANCES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1997 and 1996, was $7,150 million and $7,345 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains nine non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $12 million and $42 million at December 31, 1997 and 1996, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other nonproprietary funds.

     In addition, in 1997 two guaranteed, non-registered separate accounts were established for universal life insurance policies. These accounts provide a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of these separate accounts are carried at market value.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 1997, 1996 and 1995 is as follows (in millions):

                                                              1997    1996    1995
                                                              -----   -----   -----
Balance at beginning of year before adjustment for
  unrealized gains on investments...........................  $751    $ 707   $ 667
Current year additions......................................   200      151     126
Amortized during year.......................................  (115)    (107)    (86)
Balance at end of year before adjustment for unrealized
  gains on investments......................................   836      751     707
Adjustment for unrealized gains on investments..............  (148)     (60)   (196)
                                                              ----    -----   -----
Balance at end of year......................................  $688    $ 691   $ 511
                                                              ====    =====   =====

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability as of December 31, 1997 and 1996 are as follows (in millions):

                                              1997   1996
                                              ----   ----
Deferred tax assets:
     Future policyholder benefits...........  $153   $131
     Employee and agents benefits...........    49     44
     Other..................................     6     16
                                              ----   ----
          Gross deferred tax assets.........   208    191
                                              ====   ====
Deferred tax liabilities:
     Deferred policy acquisition costs......   147    161
     Investments............................   149     68
     Other..................................     5      9
                                              ----   ----
          Gross deferred tax liabilities....   301    238
                                              ----   ----
          Net deferred tax liability........  $ 93   $ 47
                                              ====   ====

     The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1997, 1996 and 1995:

                                                1997       1996       1995
                                                ----       ----       ----
Statutory federal income tax rate.............  35.0%      35.0%      35.0%
Equity base tax...............................   3.3        3.2        --
Tax-exempt income.............................   (.5)       (.7)      (1.3)
Other.........................................   (.1)       (.9)       5.2
                                                ----       ----       ----
Effective tax rate............................  37.7%      36.6%      38.9%
                                                ====       ====       ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1993. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     A group reinsurance agreement between NYLIAC and New York Life was approved by the New York State Insurance Department in 1981 and was terminated effective December 31, 1995. Under the terms of the agreement, NYLIAC assumed the liabilities for group health long-term disability policies issued by New York Life. Cash settlements were made between the companies through 1996 as follows (in millions):

                                                         YEAR ENDED
                                                        DECEMBER 31,
                                                   -----------------------
                                                     1996           1995
                                                     ----           ----
Premiums due.....................................    $--            $(32)
Benefit reimbursement............................     22              20
Experience refund................................      4               8
                                                     ---            ----
Net settlement paid (received) by NYLIAC.........    $26            $ (4)
                                                     ===            ====

     As a result of the termination of the group reinsurance agreement between NYLIAC and New York Life, NYLIAC transferred $119 million in 1996 as payment for the reserves held to support the claims of the disabled lives covered under the group reinsurance contract. At December 31, 1995, NYLIAC had established a liability of $119 million for this payment.

     On April 1, 1997 NYLIAC, under the terms of an assumption reinsurance agreement, acquired certain bank owned life insurance policies that had been issued by Confederation Life Insurance Company. In conjunction with this transaction, NYLIAC recorded a liability for policyholder account balances of $278 million, and received cash of $245 million and a note receivable of $11 million. The difference of $22 million between the liability recorded and the assets received has been recorded as DAC, which will be amortized over the remaining life of the policies, assumed to be 25 years.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include foreign currency forward exchange contracts, interest rate floors, and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates, exchange rates, or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                    1997                  1996
                                             -------------------   -------------------
                                             NOTIONAL    CREDIT    NOTIONAL    CREDIT
                                              AMOUNT    EXPOSURE    AMOUNT    EXPOSURE
                                             --------   --------   --------   --------
Interest Rate Swaps........................  $125,000    $2,973    $ 57,000     $992
Interest Rate Floors.......................  $150,000    $  251    $150,000     $120

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1997 are between seven years, eight months and twenty years in maturity. At December 31, 1996 such contracts were between eight years, eight months and fourteen years, four months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                1997          1996
                                                              --------       -------
Receive -- fixed swaps -- Notional amount (in thousands)....  $125,000       $57,000
     Average receive rate...................................      6.64%         7.19%
     Average pay rate.......................................      5.70%         5.92%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $2,973,000 and $569,000 at December 31, 1997 and 1996, respectively, based on quoted market prices.

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 1997 and 1996, unamortized premiums on interest rate floors amounted to $447,000 and $522,000, respectively. Fair values of such agreements were $251,000 and $120,000 at December 31, 1997 and 1996, respectively, based on quoted market prices.

COMMODITY RISK MANAGEMENT

     NYLIAC has certain bond investments with interest payments linked to prices of commodities such as gold and crude oil. NYLIAC has entered into commodity swaps with a total notional amount of $18,000,000 as a hedge against commodity risks. The credit exposure of these swaps is $3,021,000 at December 31, 1997.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     In 1995, NYLIAC and New York Life settled a nationwide class action brought in New York State court related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge and has been upheld on appeal.

     There are also actions in various jurisdictions by individual policyowners who either did or did not exclude themselves from the settlement of the nationwide class action and a purported class action claiming to include numerous policyowners in one jurisdiction who did not exclude themselves from the nationwide class action. The certification by a non-New York State court of a purported class action claiming to include numerous policyowners in that state who excluded themselves from the settlement of the nationwide class action was recently reversed by an intermediate appellate court; plaintiffs have filed a motion for rehearing in the intermediate appellate court. Most of these actions seek substantial or unspecified compensatory and punitive damages.

     NYLIAC is also a defendant in other individual suits arising from its insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 1997, $659 million ($826 million at December 31, 1996) of NYLIAC's bonds were on loan to others, but were fully collateralized in an account held in trust for NYLIAC.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the balance sheet (included in other liabilities) at December 31, 1997 of $184 million ($50 million at December 31, 1996) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the balance sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. NYLIAC reimburses New York Life for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $247 million for the year ended December 31, 1997 ($191 million for 1996 and $166 million for 1995) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     As a result of the reinsurance agreement with New York Life discussed in
Note 9, NYLIAC transferred $119 million in fixed maturities to New York Life during 1996.

     Federal income taxes paid were $126 million, $146 million, and $57 million during 1997, 1996 and 1995, respectively.

     Interest paid was $5 million, $3 million and $2 million during 1997, 1996 and 1995, respectively.

NOTE 14 -- RECONCILIATIONS BETWEEN STATUTORY ACCOUNTING AND GAAP

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The following chart reconciles NYLIAC's statutory surplus determined in accordance with accounting practices prescribed by the Delaware State Insurance Department with stockholder's equity on a GAAP basis (in millions):

                                                            YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             1997     1996     1995
                                                            ------   ------   ------
Statutory Surplus.........................................  $1,089   $  998   $  878
                                                            ------   ------   ------
Adjustments:
     Deferred policy acquisition costs....................     688      691      511
     Investment related...................................     377      151      511
     Asset valuation reserve..............................     165      164      137
     Interest maintenance reserve.........................     105       35       26
     Non-admitted assets..................................      59       31       26
     Policyholder liabilities.............................    (330)    (262)    (187)
     Deferred taxes.......................................     (93)     (47)    (156)
     Employee benefit liabilities.........................     (66)     (63)     (61)
     Other................................................     (32)     (12)      (9)
                                                            ------   ------   ------
          Total adjustments...............................     873      688      798
                                                            ------   ------   ------
Total GAAP Stockholder's Equity...........................  $1,962   $1,686   $1,676
                                                            ======   ======   ======

     The following chart reconciles NYLIAC's statutory net income determined in accordance with accounting practices prescribed by the Delaware State Insurance Department with net income on a GAAP basis (in millions):

                                                             YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                          1997         1996         1995
                                                          ----         ----         ----
Statutory Net Income....................................  $134         $148         $ 95
                                                          ----         ----         ----
Adjustments:
     Deferred policy acquisition costs..................    63           44           40
     Investment related.................................    92            1          (11)
     Interest maintenance reserve.......................   (14)           9            6
     Policyholder liabilities...........................   (84)         (54)          (4)
     Deferred taxes.....................................    (1)          24            8
     Other..............................................    (3)          (3)         (14)
                                                          ----         ----         ----
          Total Adjustments.............................    53           21           25
                                                          ----         ----         ----
GAAP Net Income.........................................  $187         $169         $120
                                                          ====         ====         ====

     Financial statements prepared on the statutory basis of accounting vary from those prepared under GAAP, primarily as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred, whereas under GAAP they would be deferred and amortized over the periods benefitted; (2) funds received under deposit-type contracts are reported as premium income, whereas under GAAP, such funds are recorded as a liability; (3) life insurance reserves are based on different assumptions than they are under GAAP; (4) life insurance companies are required to establish an Asset Valuation Reserve ("AVR") by a direct charge to surplus to offset potential investment losses, whereas under GAAP, the AVR is not recognized and any reserve for losses on investments would be deducted from the assets to which they relate and would be charged to income; (5) investments in fixed maturities are generally carried at amortized cost or values prescribed by the National Association of Insurance Commissioners ("NAIC"); under GAAP, investments in fixed maturities, which are available for sale or held for trading, are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve ("IMR") and amortized into investment income over the remaining life of the investment sold, whereas under GAAP, the gains and losses are recognized in income at the time of sale; and (7) deferred federal income taxes are not provided for as they are under GAAP; (8) certain assets are considered non-admitted and excluded from assets in the balance sheet, whereas they are included under GAAP.

     The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 1997 and 1996, on a statutory basis, admitted assets were $20,059 million and $17,099 million, respectively, and total liabilities were $18,970 million and $16,101 million, respectively, which included policy reserves of $13,666 million and $13,099 million, respectively.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. The maximum amount of dividends which can be paid by a Delaware insurance company to its stockholders may not exceed that part of its available and accumulated surplus funds which is derived from net operating profits and realized capital gains. Such available and accumulated funds at December 31, 1997 were $584 million.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.       Financial Statements

         All required financial statements are included in Part B of this Registration Statement.

b.       Exhibits.

(1) Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation ("NYLIAC") authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.

(2)      Not applicable.

(3)(a) Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.


(3)(b) Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC - Previously filed as Exhibit 3(b) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.


(3)(c) Form of Agreement among New York Life Insurance Company, NYLIFE Securities Inc., NYLIAC and its agent (and referenced Agent's Contract)
         - Previously filed as Exhibit (3)(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(c) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.


(4)(a) Specimen Qualified Flexible Premium Policy - Previously filed as Exhibit (5)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.


(4)(b)   Specimen Qualified Single Premium Policy - Previously filed as Exhibit
         (5)(b) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.


(5) Form of Application for a Policy - Previously filed as Exhibit (10) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.


(6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit(6)(a) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.


(6)(b)(1)By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(b)(2)Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(7)      Not applicable.

(8) Service Agreement between New York Life Insurance Company and NYLIAC (including Amendments) - Previously filed as Exhibit (8) to Registrant's Post-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) to Registrant's Post-Effective Amendment No. 17 on Form N-4, and incorporated herein by reference.


(9)      Opinion and Consent of Jonathan E. Gaines, Esq. - filed herewith.

(10)(a)  Consent of Price Waterhouse LLP - filed herewith.

(10)(b) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

         Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
         Richard M. Kernan, Jr., Director
         Robert D. Rock, Senior Vice President and Director
         Frederick J. Sievert, President and Director (Principal
         Executive Officer)
         Stephen N. Steinig, Senior Vice President, Chief Actuary and Director Seymour Sternberg, Director

(10)(c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.


(10)(d) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as Exhibit 8(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(11)     Not applicable.

(12)     Not applicable.


(13) Schedule of Computations - Previously filed as Exhibit 13 to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File
         No. 33-53342), and incorporated herein by reference.


(14)     Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


         Name:                                          Title:
         -----                                          ------
         Seymour Sternberg                              Director
         Richard M. Kernan, Jr.                         Director
         Frederick J. Sievert                           Director and President
         Robert D. Rock                                 Director and Senior Vice President
         Jay S. Calhoun                                 Director, Senior Vice President and Treasurer
         Stephen N. Steinig                             Director, Senior Vice President and Chief Actuary
         Howard I. Atkins                               Executive Vice President and Chief Financial Officer
         Michael L. Callahan                            Senior Vice President
         Marc J. Chalfin                                Senior Vice President
         John J. DiNiro                                 Senior Vice President
         Michael Gallo                                  Senior Vice President
         Solomon Goldfinger                             Senior Vice President
         Phillip J. Hildebrand                          Senior Vice President
         Jean E. Hoysradt                               Senior Vice President
         Gerald Kaplan                                  Senior Vice President and Tax Counsel
         Richard D. Levy                                Senior Vice President
         Paul Morris                                    Senior Vice President
         Michael J. Nocera                              Senior Vice President
         Frank J. Ollari                                Senior Vice President
         Anne F. Pollack                                Senior Vice President
         Steven Ray                                     Senior Vice President
         Thomas J. Warga                                Senior Vice President and General Auditor
         Edward C. Wilson                               Senior Vice President and Chief Sales Officer
         William Cheng                                  Vice President
         Limin Chu                                      General Manager and President of Taiwan Branch
         Henry Ciapas                                   Vice President
         Patrick Colloton                               Vice President
         John A. Cullen                                 Vice President and Assistant Controller
         Lisa O. Cullity                                Vice President
         Sheila K. Davidson                             Vice President
         Melvin J. Feinberg                             Vice President
         Jane L. Hamrick                                Vice President and Actuary
         Celia M. Holtzberg                             Vice President
         Robert Hynes                                   Vice President
         Maryann L. Ingenito                            Vice President and Controller
         Himi L. Kittner                                Vice President
         David Krystel                                  Vice President
         Thomas S. McArdle                              Vice President
         Daniel J. McKillop                             Vice President
         John R. Meyer                                  Vice President
         William H. Mowat                               Vice President
         Michael M. Oleske                              Vice President and Associate Tax Counsel
         Andrew N. Reiss                                Vice President and National Sales Manager
         Lawrence R. Stoehr                             Vice President
         Richard W. Zuccaro                             Vice President
         George J. Trapp                                Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Aegis Technologies, Inc.(1)                                            Delaware

MainStay Institutional Funds Inc.(2)                                   Maryland

MainStay VP Series Fund, Inc.(3)                                       Maryland

New York Life Fund, Inc.(3)                                            New York

New York Life Insurance and Annuity Corporation                        Delaware

New York Life Irrevocable Trust of 1996(4)                             New York                  N/A

------------------------------------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.


 NYLIFE Inc.                                                           New York
     Eagle Strategies Corp.                                            Arizona
     Greystone Realty Corporation                                      Delaware
         Greystone Realty Management, Inc.                             Delaware
     MacKay-Shields Financial Corporation                              Delaware
     MainStay Shareholder Services, Inc.                               Delaware
     MSC Holding, Inc.                                                 Georgia                   85.43%
     Monitor Capital Advisors, Inc.                                    Delaware
     New York Life Benefit Services, Inc.                              Massachusetts

--------

         (1) A Certificate of Dissolution was filed for this Company on April 9, 1996. Pursuant to Delaware law, the Company's existence is "continued" for a period of three years following dissolution for purposes of winding up. Therefore, this Company is included here for informational purposes only.

         (2) This entity is an unaffiliated registered investment company as to which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included here for informational purposes only.

         (3) New York Life serves as investment adviser to these entities, the shares of which are held of record by separate accounts of New York Life (in the case of New York Life Fund, Inc.) and New York Life Insurance and Annuity Corporation ("NYLIAC") (for MainStay VP Series Fund, Inc.). New York Life disclaims any beneficial ownership and control of these entities. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statements in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of these entities. They are not subsidiaries of New York Life, but are included here for informational purposes only.

         (4) An unaffiliated trust formed solely for the purpose of holding shares of New York Life Settlement Corporation. It is not a subsidiary of New York Life, but is included here for informational purposes only.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE Inc. subsidiaries cont.)
         ADQ Insurance Agency, Inc.                                    Massachusetts
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
              Japan Gamma Asset Management Limited(5)                  Japan                     33.345%
     New York Life Worldwide Holding, Inc.                             Delaware
         New York Life Worldwide Capital, Inc.                         Delaware
         New York Life Worldwide Development, Inc.                     Delaware
         New York Life Worldwide (Bermuda) Ltd.                        Bermuda
         New York Life Insurance Worldwide Ltd.                        Bermuda
         New York Life (U.K.) Limited(6)                               United Kingdom            99.97%
              Life Assurance Holding Corporation Limited               United Kingdom            31.25%
                  Windsor Life Assurance Company Limited               United Kingdom
              Windsor Construction Company Limited                     United Kingdom
         KOHAP New York Life Insurance Ltd.                            South Korea               51%
         P.T. Asuransi Jiwa Sewu-New York Life                         Indonesia
         GEO New York Life, S.A.                                       Mexico                    49%
     NYLIFE Administration Corp. (doing business as NYLACOR)           Texas
     NYLIFE Depositary Corporation                                     Delaware
         NYLIFE Structured Asset Management Company Ltd.               Texas                     16.67%; NYLIFE
                                                                                                 SFD Holding Inc.
                                                                                                 owns the remaining
                                                                                                 83.33%
     NYLIFE Distributors Inc.                                          Delaware
     NYLIFE Equity Inc.                                                Delaware
     NYLIFE Funding Inc.                                               Delaware
     NYLIFE HealthCare Management, Inc.                                Delaware
         Express Scripts, Inc.                                         Delaware                  46.3% of total
                                                                                                 combined stock and
                                                                                                 89.6% of the voting
                                                                                                 rights
              Express Scripts Vision Corporation                       Delaware
              Great Plains Reinsurance Company                         Arizona
              Practice Patterns Science, Inc.                          Delaware                  80%
              ESI Canada Holdings, Inc.                                Canada
                  ESI Canada, Inc.                                     Canada
              IVTx of Houston, Inc.                                    Texas
              IVTx of Dallas, Inc.                                     Texas
              PhyNet, Inc.                                             Delaware
         NYLCare Health Plans, Inc.                                    Delaware
              New York Life and Health Insurance Company               Delaware

--------

         (5) Based on the percentage of ownership as well as the lack of "control" by New York Life over management or policies of this company, this entity is not considered a subsidiary of New York Life but is included here for informational purposes only.

         (6) One share is held by NYLIFE, Inc., a Nominee, as required by British law.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE Inc. subsidiaries cont.)
              Avanti Corporate Health Systems, Inc.                    Delaware
                  Avanti Health Systems of Texas, Inc.                 Texas
                  Avanti of the District, Inc.                         Maryland
                  Avanti of Illinois, Inc.                             Illinois
                  Avanti of New York, Inc.                             New York
                       MBS IPA, Inc.                                   New York
                  Avanti of New Jersey, Inc.                           New Jersey
              NYLCare Health Plans of the Mid-Atlantic, Inc.           Maryland                  80%; Physicians
                                                                                                 Health Services
                                                                                                 Foundation, Inc.
                                                                                                 owns 20%
                  Physicians Health Services Foundation, Inc.          Maryland
              Lonestar Holding Co.                                     Delaware
                  Lone Star Health Plan, Inc.                          Texas                     90%; NYLCare
                                                                                                 Health Plans, Inc.
                                                                                                 owns 10%
                      NYLCare Health Plans of the Gulf Coast, Inc.     Texas
              Prime Provider Corp.                                     New York
                  Prime Provider Corp. of Texas                        Texas
              NYLCare of Connecticut, Inc.                             Connecticut
              Sanus Dental Plan of New Jersey, Inc.                    New Jersey
              NYLCare Dental Plans of the Southwest, Inc.              Texas
              NYLCare Health Plans of New York, Inc.                   New York
              NYLCare Health Plans of Connecticut, Inc.                Connecticut
              NYLCare Health Plans of the Midwest, Inc.                Illinois
              NYLCare Health Plans of New Jersey, Inc.                 New Jersey
              NYLCare of Texas, Inc.                                   Texas
                  NYLCare Passport PPO of the Southwest, Inc.          Texas
              NYLCare Preferred Services, Inc.                         Maryland
              Sanus Preferred Providers West, Inc.                     California
              Sanus Preferred Services of Illinois, Inc.               Illinois
              NYLCare Health Plans of the Southwest, Inc.              Texas
              NYLCare Health Plans of Louisiana, Inc.                  Louisiana                 99.8%; Patrick D.
                                                                                                 Seiter and
                                                                                                 E. L. Henry  each
                                                                                                 own .1% of the
                                                                                                 remaining stocks
              NYLCare of New England, Inc.                             Delaware
              Sanus - Northeast, Inc.                                  Delaware
              NYLCare Health Plans of Maine, Inc.                      Maine
              NYLCare NC Holdings, Inc.                                Delaware
                  WellPath Community Health Plans, L.L.C.              North Carolina            Duke Medical
                                                                                                 Strategies, Inc.
                                                                                                 holds 50%;
                                                                                                 50% LLC interest
                      WPCHP Holdings, Inc.                             Delaware

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE Inc. subsidiaries cont.)
                      WellPath Preferred Services, L.L.C.              North Carolina            99%; WPCHP
                                                                                                 Holdings, Inc. owns
                                                                                                 other 1%
                      WellPath Select Holdings, L.L.C.                 North Carolina            WPCHP Holdings,
                                                                                                 Inc. holds 1%;
                                                                                                 99% LLC Interest
                               WellPath Select, Inc.                   North Carolina
              WellPath of Carolina, Inc.                               Delaware
              WellPath of Arizona Reinsurance Company                  Arizona
              Sanus of New York and New Jersey, Inc.                   New York
              NYLCare Health Plans of Pennsylvania, Inc.               Pennsylvania
              Docservco, Inc.                                          New York
              The ETHIX Corporation                                    Delaware
                  ETHIX Great Lakes, Inc.                              Michigan
                  ETHIX Mid-Atlantic, Inc.                             Pennsylvania
                  ETHIX Midlands, Inc.                                 Delaware
                  ETHIX Mid-Rivers, Inc.                               Missouri
                  ETHIX Northwest Public Services, Inc.                Washington
                  ETHIX Northwest, Inc.                                Washington
                      NYLCare Health Plans Northwest, Inc.             Washington
                  ETHIX Pacific, Inc.                                  Oregon
                  ETHIX Risk Management, Inc.                          Oregon
                  ETHIX Southeast, Inc.                                North Carolina
                  ETHIX Southwest, Inc.                                Texas
              Benefit Panel Services, Inc.                             California                33 1/3% owned
                                                                                                 by Mass Mutual
                                                                                                 Holding Company
                                                                                                 Two MSC, Inc. and
                                                                                                 33 1/3% owned by
                                                                                                 Anthem Companies,
                                                                                                 Inc.
                   BPS Health Plan Administrators                      California
                  VivaHealth, Incorporated                             California
              One Liberty Plaza Holdings, Inc.                         Delaware
     NYLIFE Realty Inc.                                                Delaware
         CNP Realty Investments, Inc.                                  Delaware
     NYLIFE Refinery Inc.                                              Delaware
     NYLIFE Resources Inc.                                             Delaware
     NYLIFE Securities Inc.                                            New York
     NYLIFE SFD Holding Inc.                                           Delaware
         NYLIFE Structured Asset Management Company, Ltd.              Texas                     83.33%; NYLIFE
                                                                                                 Depositary Corp.
                                                                                                 owns the remaining
                                                                                                 16.67%
     NYLINK Insurance Agency Incorporated                              Delaware
         NYLINK Insurance Agency of Alabama, Incorporated              Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated               Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated        Massachusetts


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE Inc. subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico
     NYLTEMPS Inc.                                                     Delaware
     New York Life Trust Company                                       New York

NYLIFE Insurance Company of Arizona                                    Arizona

NYLINK Insurance Agency of Ohio, Incorporated(7)                       Ohio

NYLINK Insurance Agency of Oklahoma, Incorporated(8)                   Oklahoma

NYLINK Insurance Agency of Texas, Incorporated(9)                      Texas

The MainStay Funds(10)                                                 Massachusetts


ITEM 27. NUMBER OF CONTRACTOWNERS

         As of January 31, 1998, there were approximately 30,943 owners of Non-Qualified Policies offered under NYLIAC MFA Separate Account-I.

ITEM 28. INDEMNIFICATION

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $100 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its

--------

         (7) This affiliated corporation is organized to conduct the business of NYLINK Insurance Agency Incorporated in the state of Ohio.

         (8) This affiliated corporation is organized to conduct the business of NYLINK Insurance Agency Incorporated in the state of Oklahoma.

         (9) This affiliated corporation is organized to conduct the business of NYLINK Insurance Agency Incorporated in the state of Texas.

         (10) This entity is an unaffiliated registered investment company for which New York Life subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life, but is included here for informational purposes only.

counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Investment companies (other than the Registrant) for which NYLIFE Distributors Inc. is currently acting as underwriter:

         NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-II
         NYLIAC Variable Annuity Separate Account-I
         NYLIAC Variable Annuity Separate Account-II
         NYLIAC Variable Annuity Separate Account-III
         NYLIAC Variable Universal Life Separate Account-I
         NYLIAC VLI Separate Account

         (b) Directors and Officers.

         The business address of each director and officer of NYLIFE Distributors Inc. is 300 Interpace Parkway, Parsippany, New Jersey 07054.

     Names of Directors and Officers                 Positions and Offices with Underwriter
     -------------------------------                 --------------------------------------
     Frank Mistero                                   Director and President
     Frank M. Boccio                                 Director
     Jefferson C. Boyce                              Director
     Michael G. Gallo                                Director
     Phillip J. Hildebrand                           Director
     Alice T. Kane                                   Director
     Robert D. Rock                                  Director
     Stephen C. Roussin                              Director
     Walter W. Ubl                                   Director and Senior Vice President
     Robert E. Brady                                 Director and Vice President
     Sheila K. Davidson                              Chief Compliance Officer
     Thomas J. Warga                                 Senior Vice President and General Auditor
     Jay S. Calhoun                                  Vice President and Treasurer
     David J. Krystel                                Vice President
     Linda M. Livornese                              Vice President
     John H. O'Byrne                                 Vice President
     Anthony W. Polis                                Vice President and Chief Financial Officer
     Richard W. Zuccaro                              Tax Vice President
     Louis H. Adasse                                 Corporate Vice President
     Thomas J. Murray                                Corporate Vice President
     Phyllis Zwarick                                 Corporate Vice President
     Arphiela Arizmendi                              Assistant Vice President
     Antoinette B. Cirillo                           Assistant Vice President
     George R. Daoust                                Assistant Vice President
     Geraldine Lorito                                Assistant Vice President
     Nancy Brenner                                   Secretary
     Mark A. Gomez                                   Assistant Secretary

     (c) Commissions and Other Compensation

         Name of             New Underwriting         Compensation on
        Principal              Discounts and           Redemption or             Brokerage
       Underwriter              Commissions            Annuitization            Commission             Compensation
NYLIFE Distributors
Inc.                                -0-                     -0-                     -0-                     -0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 31. MANAGEMENT SERVICES - Not applicable.


ITEM 32. UNDERTAKINGS -

Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.



      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC MFA Separate Account-I, hereby represents that the fees and charges deducted under the Facilitator Multi-Funded Retirement Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


SECTION 403(b) REPRESENTATIONS

         Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 16th day of April, 1998.

                                             NYLIAC MFA
                                             SEPARATE ACCOUNT-I
                                             (Registrant)

                                             By /s/ David J. Krystel
                                                --------------------
                                                  David J. Krystel
                                                   Vice President

                                             NEW YORK LIFE INSURANCE AND
                                             ANNUITY CORPORATION
                                             (Depositor)

                                             By /s/ David J. Krystel
                                                --------------------
                                                  David J. Krystel
                                                   Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

     Howard I. Atkins*              Executive Vice President (Principal
                                    Financial Officer)

     Jay S. Calhoun*                Vice President, Treasurer and Director

     Maryann L. Ingenito*           Vice President and Controller (Principal
                                    Accounting Officer)

     Richard M. Kernan, Jr.*        Director

     Robert D. Rock*                Senior Vice President and Director

     Frederick J. Sievert*          President and Director (Principal Executive
                                    Officer)

     Stephen N. Steinig*            Senior Vice President, Chief Actuary and
                                    Director

     Seymour Sternberg*             Director

*By /s/ David J. Krystel
    --------------------
     David J. Krystel
     Attorney-in-Fact
     April 16, 1998

                                  EXHIBIT INDEX

Exhibit
Number                Description

(9)                   Opinion and Consent of Jonathan E. Gaines, Esq.

(10)(a)               Consent of Price Waterhouse LLP.